SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: November 30, 2014
Date of reporting period: May 31, 2015

Item 1. Report To Shareowners

Short-Term Bond | STBFX

Bond Income | SBIFX

Core | SCORX

Global High Income | SGHIX

Growth | SSGFX

International | SSIFX

SEXTANT
MUTUAL FUNDS

Semi-Annual Report

May 31, 2015

Sextant Mutual Funds

Semi-Annual Report

May 31, 2015

Performance Summary as of June 30, 2015:

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	0.67%	0.91%	1.19%	2.64%	1.19%
Morningstar Category	0.47%	1.27%	1.87%	2.91%	n/a
% Rank (category size)	42 (544)	65 (468)	75 (393)	67 (276)	n/a

Sextant Bond Income vs. Long-Term Bond Category
Fund Return	1.71%	2.15%	3.88%	4.10%	1.17%
Morningstar Category	2.53%	3.37%	6.63%	5.88%	n/a
% Rank (category size)	71 (43)	79 (20)	100 (16)	100 (5)	n/a

Sextant Core vs. Moderate Allocation Category
Fund Return	-1.64%	5.97%	7.07%	n/a	1.10%
Morningstar Category	2.06%	10.08%	10.38%	5.98%	n/a
% Rank (category size)	93 (917)	97 (815)	98 (703)	n/a	n/a

Sextant Global High Income vs. World Allocation Category
Fund Return	-7.23%	4.37%	n/a	n/a	1.31%
Morningstar Category	-2.34%	7.05%	8.00%	5.53%	n/a
% Rank (category size)	94 (554)	81 (465)	n/a	n/a	n/a

Sextant Growth vs. Large Growth Category
Fund Return	6.95%	15.37%	14.37%	8.16%	0.96%
Morningstar Category	9.39%	17.48%	16.96%	8.26%	n/a
% Rank (category size)	75 (1697)	84 (1533)	90 (1317)	51 (918)	n/a

Sextant International vs. Foreign Large Blend Category
Fund Return	-4.66%	5.14%	5.05%	5.78%	0.78%
Morningstar Category	-3.28%	10.83%	8.91%	5.15%	n/a
% Rank (category size)	72 (781)	97 (668)	95 (584)	31 (331)	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results.Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objective's, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

1 By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated March 27, 2015, and incorporate results for the fiscal year ended November 30, 2014. Expense ratios above have been restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period (shown on page 4). Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions, if any.

† Morningstar 06/30/2015. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 226th of 544 Short-Term Bond funds in the last year, 305th of 468 funds in the last 3 years, 297th of 393 funds in the last 5 years, and 186th of 276 funds in the last 10 years. Sextant Bond Income was 31st of 43 Long-Term Bond funds in the last year, 16th of 20 funds in the last 3 years, 16th of 16 funds in the last 5 years, and 5th of 5 funds in the last 10 years. Sextant Core was 859th of 917 Moderate Allocation funds in the last year, 798th of 815 funds in the last 3 years, and 695th of 703 funds in the last 5 years. Sextant Global High Income was 522nd of 554 World Allocation funds in the last year, and 378th of 465 funds in the last 3 years. Sextant Growth was 1282nd of 1697 Large Growth funds in the last year, 1291st of 1533 funds in the last 3 years, 1187th of 1317 funds in the last 5 years, and 468th of 918 funds in the last 10 years. Sextant International was 564th of 781 Foreign Large Blend funds in the last year, 650th of 668 funds in the last 3 years, 556th of 584 funds in the last 5 years, and 104th of 331 funds in the last 10 years.

2	May 31, 2015 Semi-Annual Report

Fellow Shareowners:

For the semi-annual period ended May 31, 2015, the S&P 500 Index provided a total return of 2.97% and the MSCI EAFE Index returned 5.19%. For this period our equity funds had the best performances, with Sextant International returning 3.94% followed by Sextant Growth at 1.25%. Slowly increasing interest rates left many bonds trending down, but Sextant Bond Income still returned 0.78%, and the less rate-sensitive Sextant Short-Term Bond returned 0.51%. The balanced funds reported slight losses, with Sextant Core down (-0.32%) and Sextant Global High Yield down (-0.76%).

Sextant Funds stress low operating expenses and employ a “fulcrum” advisory fee structure that rewards or penalizes Saturna Capital for investment results. This “profit sharing” structure appeals to many informed investors.

The assets of five of the six Sextant Funds increased over the past six months, and overall assets of the Funds grew by 4.38% to $196 million. The Funds' annualized expense ratios during the period ranged from 0.76% to 1.20% (see page 51).

Long-term Results

As long-term investors, we stress the importance of measuring performance over multiple years. This reveals how a fund performs during both good times and bad. The Performance Summary tables (for the calendar year period through June 30, 2015, on page 2, and through May 31, 2015, on page 4) provide comparative returns and Morningstar category rankings so you may review Fund performance for periods of up to 10 years.

Going Forward

In certain countries (US, UK, China) the economy continues to grow. But in many parts of the world, economic growth has flatlined and concerns grow about excessive debt. While core inflation is minimal (think lower commodity and oil prices), too many governments are hoping for its eventual return as a means of reducing the burdens of debt. We do expect interest rates to return over the next few years to more normal levels, increasing income return to patient debt investors.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with strong business advantages and balance sheets sturdy enough to navigate more trying times. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that better-than-expected corporate earnings mean they will be rewarded.

The transition to higher interest rates continues, and holders of long-term bonds are at short-term risk of price declines. Investors around the world — not just Americans — generally have confidence that the economic storms will be survived.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios seeks to serve our investors in both bull and bear markets by continuing to provide a spectrum of investment objectives. Please review the following pages for more in-depth information about each Fund.

Expanded Portfolio Management Team

Saturna Capital has significantly expanded its portfolio management team over the last few years as its business has expanded. The following experienced persons are now managing the Sextant funds:

Sextant Bond Income	Phelps McIlvaine
Patrick Drum, CFA, deputy
Sextant Short-Term Bond	Phelps McIlvaine
Patrick Drum, CFA, deputy
Sextant Growth	Paul Meeks, CFA
Scott Klimo, CFA, deputy
Sextant International	Nicholas Kaiser, CFA
Scott Klimo, CFA, deputy
Sextant Core	J. Peter Nielsen, CFA
Bryce Fegley, CFA, deputy
Sextant Global High Income	Bryce Fegley, CFA
Patrick Drum, CFA, deputy

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

John E. Love,
Independent Board Chairman

May 31, 2015 Semi-Annual Report	3

Performance Summary as of May 31, 2015:

Comparative returns and percentile Morningstar™ category rankings (1 is best)†

Average Annual Returns vs. Category Average Returns	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond vs. Short-Term Bond Category
Fund Return	0.66%	0.92%	1.33%	2.68%	1.19%
Morningstar Category	0.79%	1.45%	2.06%	2.95%	n/a
% Rank (category size)	56 (548)	71 (472)	75 (393)	67 (279)	n/a

Sextant Bond Income vs. Long-Term Bond Category
Fund Return	3.07%	2.41%	4.50%	4.27%	1.17%
Morningstar Category	5.79%	4.23%	7.73%	6.34%	n/a
% Rank (category size)	81 (43)	79 (20)	100 (16)	100 (5)	n/a

Sextant Core vs. Moderate Allocation Category
Fund Return	2.09%	7.28%	7.19%	n/a	1.10%
Morningstar Category	5.27%	11.66%	10.16%	6.25%	n/a
% Rank (category size)	91 (934)	97 (816)	98 (706)	n/a	n/a

Sextant Global High Income vs. World Allocation Category
Fund Return	-3.61%	6.44%	n/a	n/a	1.31%
Morningstar Category	1.22%	8.87%	8.10%	5.90%	n/a
% Rank (category size)	93 (557)	77 (468)	n/a	n/a	n/a

Sextant Growth vs. Large Growth Category
Fund Return	10.28%	16.91%	13.19%	8.26%	0.96%
Morningstar Category	13.38%	18.95%	15.89%	8.46%	n/a
% Rank (category size)	81 (1711)	81 (1543)	91 (1326)	53 (920)	n/a

Sextant International vs. Foreign Large Blend Category
Fund Return	2.21%	7.63%	5.26%	6.23%	0.78%
Morningstar Category	0.60%	14.01%	9.25%	5.64%	n/a
% Rank (category size)	24 (765)	98 (652)	94 (573)	32 (325)	n/a

Performance data quoted above represents past performance and is no guarantee of future results. Results are shown for 12 months ending May 31, 2015 ("1 Year" column above) because the Sextant Funds' performance fees are based on the same period. Results are shown for other fiscal periods by regulation. The Adviser has absorbed, currently or in the past, certain Fund expenses, without which total returns would have been lower.

1 By regulation, the expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Expense ratios above have been restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

† Morningstar 05/31/2015. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Sextant Short-Term Bond was 305th of 548 Short-Term Bond funds in the last year, 336th of 472 funds in the last 3 years, 295th of 393 funds in the last 5 years, and 188th of 279 funds in the last 10 years. Sextant Bond Income was 35th of 43 Long-Term Bond funds in the last year, 16th of 20 funds in the last 3 years, 16th of 16 funds in the last 5 years, and 5th of 5 funds in the last 10 years. Sextant Core was 856th of 934 Moderate Allocation funds in the last year, 797th of 816 funds in the last 3 years, and 693rd of 706 funds in the last 5 years. Sextant Global High Income was 518th of 557 World Allocation funds in the last year, and 364th of 468 funds in the last 3 years. Sextant Growth was 1400th of 1711 Large Growth funds in the last year, 1262nd of 1543 funds in the last 3 years, 1209th of 1326 funds in the last 5 years, and 488th of 920 funds in the last 10 years. Sextant International was 186th of 765 Foreign Large Blend funds in the last year, 641st of 652 funds in the last 3 years, 543rd of 573 funds in the last 5 years, and 103rd of 325 funds in the last 10 years.

4	May 31, 2015 Semi-Annual Report

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Short-Term Bond Fund	0.66%	1.33%	2.68%	1.19%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	0.86%	1.23%	2.84%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2005, to an identical amount invested in the Citigroup Gov.Corp. Investment Grade Bond Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $13,023 versus $13,235 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Jeffries Group LLC 8.50% due 07/15/2019	4.0%	Financials	20.9%
Murray Street Trust 1 — Goldman Sachs 4.647% due 03/09/2017	3.9%	Consumer Discretionary	13.0%
Lexmark 6.65% due 06/01/2018	3.8%	Materials	9.5%
LaClede Gas 2.00% due 08/15/2018	3.8%	Energy	8.4%
Cintas No. 2 6.125% due 12/01/2017	3.7%	United States Treasury Notes	8.1%
Broadridge Financial 6.125% due 06/01/2017	3.7%	Industrials	7.7%
Oracle 5.75% due 04/15/2018	3.5%	Technology	7.3%
General Electric Capital 5.625% due 09/15/2017	3.4%	Utilities	7.2%
Georgia Power 5.70% due 06/01/2017	3.4%	Consumer Staples	5.3%
International Game Technology 7.50% due 06/15/2019	3.3%	Communications	3.2%
		Health Care	2.1%
		Municipal Revenue	1.4%
		Cash and equivalents	5.9%

Weightings are shown as a percentage of total net assets.

May 31, 2015 Semi-Annual Report	5

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 84.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	2.375% due 09/08/2016	$250,000	$253,752	3.2%

		250,000	253,752	3.2%

Consumer Discretionary

American Honda	1.50% due 09/11/2017	250,000	252,191	3.2%
Cintas No. 2	6.125% due 12/01/2017	270,000	299,455	3.7%
International Game Technology	7.50% due 06/15/2019	250,000	266,250	3.3%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	227,208	2.8%

		996,000	1,045,104	13.0%

Consumer Staples

Coca Cola Hellenic	5.50% due 09/17/2015	175,000	177,305	2.2%
Sara Lee	2.75% due 09/15/2015	245,000	246,319	3.1%

		420,000	423,624	5.3%

Energy

Enbridge (Pipeline)	5.60% due 04/01/2017	200,000	212,563	2.6%
Petrobras International Finance	6.125% due 10/06/2016	250,000	258,212	3.2%
Ultramar Diamond Shamrock	7.20% due 10/15/2017	189,000	209,802	2.6%

		639,000	680,577	8.4%

Financials

BNP Paribas	2.375% due 09/14/2017	250,000	254,838	3.2%
Broadridge Financial	6.125% due 06/01/2017	275,000	295,972	3.7%
General Electric Capital	5.625% due 09/15/2017	250,000	274,611	3.4%
Jeffries Group	8.50% due 07/15/2019	265,000	317,971	4.0%
Murray Street Trust 1 — Goldman Sachs	4.647% due 03/09/2017	300,000	316,631	3.9%
Simon Property Group	5.10% due 06/15/2015	220,000	220,341	2.7%

		1,560,000	1,680,364	20.9%

Health Care

Danaher Corp	5.40% due 03/01/2019	150,000	168,764	2.1%

		150,000	168,764	2.1%

Industrials

ABB Finance	1.625% due 05/08/2017	250,000	252,533	3.1%
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	217,367	2.7%
Union Pacific Corp	7.875% due 01/15/2019	127,000	152,603	1.9%

		577,000	622,503	7.7%
Materials

Air Products & Chemicals	1.20% due 10/15/2017	250,000	249,140	3.1%
Potash	3.25% due 12/01/2017	250,000	261,350	3.3%
Sherwin Williams	1.35% due 12/15/2017	250,000	250,011	3.1%

		750,000	760,501	9.5%

Continued on next page.
6	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 84.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Lexmark	6.65% due 06/01/2018	$275,000	$304,607	3.8%
Oracle	5.75% due 04/15/2018	250,000	280,208	3.5%

		525,000	584,815	7.3%
Utilities

Georgia Power	5.70% due 06/01/2017	250,000	272,634	3.4%
LaClede Gas	2.00% due 08/15/2018	300,000	304,186	3.8%

		550,000	576,820	7.2%

Total Corporate Bonds		6,417,000	6,796,824	84.6%

Government Bonds — 8.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

United StatesTreasury Notes

United States Treasury Note	2.75% due 02/15/2019	200,000	211,422	2.6%
United States Treasury Note	2.50% due 06/30/2017	143,000	148,485	1.8%
United States Treasury Note	2.75% due 12/31/2017	142,000	149,011	1.9%
United States Treasury Note	2.625% due 01/31/2018	141,000	147,642	1.8%

		626,000	656,560	8.1%

Municipal Bonds — 1.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue

Kansas City Special Facility Revenue	4.25% due 09/01/2016	110,000	111,058	1.4%

		110,000	111,058	1.4%

Total investments	(Cost = $7,548,466)	$7,153,000	7,564,442	94.1%
Other assets (net of liabilities)			473,818	5.9%
Total net assets			$8,038,260	100.0%

Bond Quality Diversification

Rated "Aa3"	2.8%
Rated "A1"	18.5%
Rated "A2"	15.8%
Rated "A3"	20.4%
Rated "Baa1"	8.5%
Rated "Baa2"	2.6%
Rated "Baa3"	7.8%
Rated "Ba2"	6.5%
Not rated	11.2%
Cash and equivalents	5.9%

Based on total net assets as of May 31, 2015.
Unrated bonds include 8.1% of US Government issued securities.

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	7

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $7,548,466)	$7,564,442
Cash	699,230
Interest receivable	102,356
Prepaid expenses	2,209
Receivable for Fund shares sold	699
Total assets	8,368,936
Liabilities
Payable for security purchases	328,022
Payable to affiliates	2,022
Accrued distribution fee	605
Distributions payable	27
Total liabilities	330,676
Net Assets	$8,038,260

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,030,981
Undistributed net investment income	1,713
Accumulated net realized loss	(10,410)
Unrealized net appreciation on investments	15,976
Net assets applicable to Fund shares outstanding	$8,038,260

Fund shares outstanding	1,594,489

Net asset value, offering, and redemption price per share	$5.04

Statement of Operations
Period ended May 31, 2015

Investment income
Interest income	$68,881
Gross investment income	68,881
Expenses
Investment adviser fees	21,722
Distribution fees	9,643
Filing and registration fees	9,258
Audit fees	2,554
Retirement plan custodial fees	1,491
Printing and postage	1,064
Chief Compliance Officer expenses	970
Trustee fees	705
Other expenses	426
Custodian fees	178
Legal fees	133
Total gross expenses	48,144
Less adviser fees waived	(18,871)
Less custodian fee credits	(178)
Net expenses	29,095
Net investment income	$39,786

Net decrease in unrealized appreciation on investments	$(4,218)
Net loss on investments	$(4,218)

Net increase in net assets resulting from operations	$35,568

8	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$39,786	$85,429
Net realized gain on investments	-	3,938
Net decrease in unrealized appreciation	(4,218)	(6,886)
Net increase in net assets	35,568	82,481
Distributions to shareowners from
Net investment income	(39,381)	(85,429)
Capital share transactions
Proceeds from sales of shares	783,869	1,678,931
Value of shares issued in reinvestment of dividends	39,195	84,582
Cost of shares redeemed	(454,656)	(1,393,992)
Net increase in net assets	368,408	369,521
Total increase in net assets	364,595	366,573

Net assets
Beginning of period	7,673,665	7,307,092
End of period	8,038,260	7,673,665

Undistributed net investment income	$1,713	$1,308

Shares of the Fund sold and redeemed
Number of shares sold	155,902	332,775
Number of shares issued in reinvestment of dividends	7,790	16,767
Number of shares redeemed	(90,394)	(276,221)
Net increase in number of shares outstanding	73,298	73,321

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.04	$5.05	$5.07	$5.10	$5.12	$5.10
Income from investment operations
Net investment income	0.03	0.06	0.06	0.07	0.09	0.12
Net gain (loss) on securities (both realized and unrealized)	0.00[1]	(0.01)	(0.02)	(0.03)	(0.02)	0.02
Total from investment operations	0.03	0.05	0.04	0.04	0.07	0.14
Less distributions
Dividends (from net investment income)	(0.03)	(0.06)	(0.06)	(0.07)	(0.09)	(0.12)
Total distributions	(0.03)	(0.06)	(0.06)	(0.07)	(0.09)	(0.12)
Paid-in capital from early redemption fees	n/a	n/a	-	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of period	$5.04	$5.04	$5.05	$5.07	$5.10	$5.12

Total return	0.51%²	0.94%	0.82%	0.89%	1.42%	2.87%

Ratios / supplemental data
Net assets ($000), end of period	$8,038	$7,674	$7,307	$6,689	$6,086	$5,136
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.25%[3]	1.29%	1.14%	1.26%	1.33%	1.34%
After fee waivers	0.76%[3]	0.76%	0.76%	0.76%	0.75%	0.76%
After fee waivers and custodian fee credits	0.75%[3]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.03%[3]	1.14%	1.20%	1.47%	1.79%	2.42%
Portfolio turnover rate	6%	14%	50%	26%	14%	27%
[1]Amount is less than $0.01 [2]Not annualized [3]Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	9

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Bond Income Fund	3.07%	4.50%	4.27%	1.17%
Citigroup Broad Investment Grade Bond Index	3.03%	3.87%	4.70%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2005, to an identical amount invested in the Citigroup Broad Investment Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,189 versus $15,835 in the index.

Past performance does not guarantee future results.The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond 5.375% due 02/15/2031	6.6%	Municipal General Obligation	20.0%
EMC 3.375% due 06/01/2023	4.0%	Health Care	11.4%
American Municipal Power Ohio Rev. 7.20% due 02/15/2029	3.9%	Municipal Revenue	9.3%
Puget Sound Energy 7.02% due 12/01/2027	3.7%	Utilities	8.0%
Becton Dickinson 6.70% due 08/01/2028	3.5%	Financials	7.6%
Merck & Co. (Schering) 6.50% due 12/01/2033	3.4%	Energy	6.8%
Vale Canada (Inco) 7.20% due 09/15/2032	3.3%	United States Treasury Bonds	6.6%
Blaine Co. ID SCD #61 Hailey 5.25% due 08/01/2020	3.3%	Materials	5.6%
Boeing 6.125% due 02/15/2033	3.3%	Industrials	5.0%
Canadian Natural Resources 6.45% due 06/30/2033	3.2%	Technology	4.0%
		Foreign Government Bonds	2.7%
		United States Treasury Notes	2.7%
		Consumer Discretionary	1.2%
		Cash and equivalents	9.1%

Weightings are shown as a percentage of total net assets.

10	May 31, 2015 Semi-Annual Report

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 49.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Consumer Discretionary

AutoZone	5.50% due 11/15/2015	$95,000	$97,056	1.2%

		95,000	97,056	1.2%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	127,807	1.5%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	267,805	3.2%
ConocoPhillips	6.00% due 01/15/2020	150,000	175,397	2.1%

		475,000	571,009	6.8%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	247,006	2.9%
St. Pauls Travelers Insurance	5.50% due 12/01/2015	125,000	128,082	1.5%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	266,039	3.2%

		575,000	641,127	7.6%

Health Care
Becton Dickinson	6.70% due 08/01/2028	240,000	298,741	3.5%
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	285,155	3.4%
Pharmacia	6.50% due 12/01/2018	100,000	116,167	1.4%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	259,455	3.1%

		805,000	959,518	11.4%

Industrials

Boeing	6.125% due 02/15/2033	215,000	278,433	3.3%
Deere & Co.	8.10% due 05/15/2030	95,000	142,077	1.7%

		310,000	420,510	5.0%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	64,984	0.8%
BHP Finance USA	5.25% due 12/15/2015	125,000	128,248	1.5%
Vale Canada (Inco)	7.20% due 09/15/2032	275,000	281,356	3.3%

		450,000	474,588	5.6%

Technology

EMC	3.375% due 06/01/2023	330,000	334,582	4.0%

		330,000	334,582	4.0%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	234,764	2.8%
Florida Power & Light	5.95% due 10/01/2033	100,000	128,056	1.5%
Puget Sound Energy	7.02% due 12/01/2027	237,000	306,400	3.7%

		537,000	669,220	8.0%

Total Corporate Bonds		3,577,000	4,167,610	49.6%

Government Bonds — 12.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	175,000	232,449	2.7%

		175,000	232,449	2.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	11

Sextant Bond Income Fund

Schedule of Investments
Government Bonds — 12.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Bonds

United States Treasury Bond	5.375% due 02/15/2031	$400,000	$551,594	6.6%

		400,000	551,594	6.6%

United States Treasury Notes

United States Treasury Note	5.25% due 02/15/2029	170,000	227,189	2.7%

		170,000	227,189	2.7%

Total Government Bonds		745,000	1,011,232	12.0%

Municipal Bonds — 23.9%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	279,972	3.3%
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	155,107	1.9%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	222,766	2.7%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	165,171	2.0%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	199,602	2.4%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	171,460	2.0%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	228,902	2.7%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	254,033	3.0%

		1,530,000	1,677,013	20.0%

Revenue

American Municipal Power Ohio Rev.	7.20% due 02/15/2029	250,000	327,162	3.9%
Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	250,000	258,637	3.1%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	193,123	2.3%

		660,000	778,922	9.3%

Total Municipal Bonds		2,190,000	2,455,935	29.3%

Total investments	(Cost = $7,194,652)	$6,512,000	7,634,777	90.9%
Other assets (net of liabilities)			760,410	9.1%
Total net assets			$8,395,187	100.0%

Bond Quality Diversification

Rated "Aaa"	5.1%
Rated "Aa2"	6.2%
Rated "Aa3"	3.3%
Rated "A1"	12.4%
Rated "A2"	17.7%
Rated "A3"	9.9%
Rated "Baa1"	4.4%
Rated "Baa2"	8.7%
Rated "Baa3"	3.2%
Not rated	20.0%
Cash and equivalents	9.1%

Based on total net assets as of May 31, 2015.
Not rated bonds include 9.3% of US Government issued securities

Source: Moody's Investors Services.

12	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $7,194,652)	$7,634,777
Cash	652,988
Interest receivable	107,242
Prepaid expenses	3,817
Receivable for Fund shares sold	925
Insurance reserve premium	400
Total assets	8,400,149
Liabilities
Payable to affiliates	4,269
Accrued distribution fee	629
Distributions payable	64
Total liabilities	4,962
Net assets	$8,395,187

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,986,938
Undistributed net investment income	1,314
Accumulated net realized loss	(33,190)
Unrealized net appreciation on investments	440,125
Net assets applicable to Fund shares outstanding	$8,395,187

Fund shares outstanding	1,607,021

Net asset value, offering, and redemption price per share	$5.22

Statement of Operations
Period ended May 31, 2015

Investment income
Interest income	$167,512
Gross investment income	167,512
Expenses
Investment adviser fees	15,777
Distribution fees	10,405
Filing and registration fees	8,848
Audit fees	2,532
Retirement plan custodial fees	1,049
Printing and postage	1,003
Chief Compliance Officer expenses	974
Trustee fees	692
Other expenses	411
Custodian fees	190
Legal fees	129
Total gross expenses	42,010
Less adviser fees waived	(4,588)
Less custodian fee credits	(190)
Net expenses	37,232
Net investment income	$130,280

Net realized gain on securities sold	$1,250
Net decrease in unrealized appreciation on investments	(66,354)
Net loss on investments	$(65,104)

Net increase in net assets resulting from operations	$65,176

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	13

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$130,280	$228,301
Net realized gain on investments	1,250	3,415
Net increase (decrease) in unrealized appreciation	(66,354)	312,644
Net increase in net assets	65,176	544,360
Distributions to shareowners from
Net investment income	(129,059)	(228,208)
Capital share transactions
Proceeds from sales of shares	631,517	746,755
Value of shares issued in reinvestment of dividends	128,513	226,784
Cost of shares redeemed	(267,549)	(440,533)
Net increase in net assets	492,481	533,006
Total increase in net assets	428,598	849,158

Net assets
Beginning of period	7,966,589	7,117,431
End of period	8,395,187	7,966,589

Undistributed net investment income	$1,314	$93

Shares of the Fund sold and redeemed
Number of shares sold	120,196	144,870
Number of shares issued in reinvestment of dividends	24,337	43,873
Number of shares redeemed	(50,720)	(86,173)
Net increase in number of shares outstanding	93,813	102,570

Financial Highlights	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.26	$5.05	$5.41	$5.19	$5.03	$4.96
Income from investment operations
Net investment income	0.08	0.16	0.17	0.17	0.18	0.19
Net gain (loss) on securities (both realized and unrealized)	(0.04)	0.21	(0.36)	0.22	0.16	0.07
Total from investment operations	0.04	0.37	(0.19)	0.39	0.34	0.26
Less distributions
Dividends (from net investment income)	(0.08)	(0.16)	(0.17)	(0.17)	(0.18)	(0.19)
Total distributions	(0.08)	(0.16)	(0.17)	(0.17)	(0.18)	(0.19)
Paid-in capital from early redemption fees	n/a	n/a	-	-	0.00[1]	0.00[1]

Net asset value at end of period	$5.22	$5.26	$5.05	$5.41	$5.19	$5.03

Total return	0.78%[2]	7.40%	(3.59)%	7.64%	6.95%	5.43%

Ratios / supplemental data
Net assets ($000), end of period	$8,395	$7,967	$7,117	$7,922	$6,786	$5,418
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.01%[3]	1.27%	1.12%	1.36%	1.26%	1.24%
After fee waivers	0.90%[3]	0.91%	0.90%	0.91%	0.91%	0.91%
After fee waivers and custodian fee credits	0.89%[3]	0.90%	0.89%	0.90%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.13%[3]	3.07%	3.23%	3.23%	3.56%	3.89%
Portfolio turnover rate	3%	13%	8%	6%	14%	10%
[1]Amount is less than $0.01 [2]Not annualized [3]Annualized

14	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Core Fund	2.09%	7.19%	n/a	1.10%
Dow Jones Moderate US Portfolio Index	4.62%	9.50%	6.73%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 (the Fund's inception), to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $14,224 versus $15,540 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification			Top Ten Holdings
% of Total Net Assets			% of Total Net Assets
Sectors	Equity	Fixed Income	Republic of Chile 3.875% due 08/05/2020	2.5%
Communications	2.5%	3.4%	Fannie Mae 2.00% due 05/16/2017	2.3%
Consumer Discretionary	3.6%	2.7%	Medivation	2.2%
Consumer Staples	7.6%	1.1%	Bellsouth Capital Funding 7.875% due 02/15/2030	2.1%
Energy	8.0%	1.2%	Express Scripts	2.0%
Financials	5.8%	8.5%	PepsiCo	1.9%
Foreign Government	n/a	4.5%	Procter & Gamble	1.8%
Health Care	10.2%	1.1%	Novo Nordisk ADS	1.8%
Industrials	4.3%	6.1%	3M	1.7%
Materials	5.0%	1.2%	Devon Energy	1.7%
Mortgage Finance	n/a	2.3%
Municipal General Obligation	n/a	2.5%
Municipal Revenue	n/a	2.5%
Technology	4.0%	1.2%
Utilities	4.1%	n/a
Total	55.1%	38.3%

Asset Allocation

Equity Securities	55.1%
Fixed Income	38.3%
Cash and Equivalents	6.6%

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	15

Sextant Core Fund

Schedule of Investments

Common Stocks — 55.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
SK Telecom ADR	6,000	$166,800	$146,640	Korea	1.6%
Telenor	3,500	81,385	78,973	Norway	0.9%

		248,185	225,613		2.5%

Consumer Discretionary

Airlines
Delta Air Lines	1,000	45,096	42,920	United States	0.5%
LATAM Airlines ADS[2]	10,048	134,376	84,604	Chile	0.9%
		179,472	127,524		1.4%

Automobiles
Bayerische Motoren Werke	500	55,812	55,296	Germany	0.6%

Home Products Stores
Lowe's	2,000	68,593	139,960	United States	1.6%

		303,877	322,780		3.6%

Consumer Staples

Beverages
Ambev ADR	10,000	60,610	57,500	Brazil	0.6%
PepsiCo	1,750	138,823	168,753	United States	1.9%
		199,433	226,253		2.5%

Household Products
Kimberly-Clark	925	59,026	100,696	United States	1.1%
Procter & Gamble	2,000	151,282	156,780	United States	1.8%
Unilever ADS	1,850	58,335	81,677	United Kingdom	0.9%
		268,643	339,153		3.8%

Packaged Food
Nestlé ADS	1,500	113,314	116,160	Switzerland	1.3%

		581,390	681,566		7.6%

Energy

Exploration & Production
ConocoPhillips	2,000	103,522	127,360	United States	1.4%
Devon Energy	2,300	146,397	150,006	United States	1.7%
		249,919	277,366		3.1%

Integrated Oils
Statoil ADS	6,003	137,465	111,536	Norway	1.2%
Total ADS	2,100	113,290	106,029	France	1.2%
		250,755	217,565		2.4%

Midstream — Oil & Gas
Williams Companies	2,000	36,220	102,200	United States	1.2%

Refining & Marketing
Phillips 66	1,500	116,217	118,680	United States	1.3%

		653,111	715,811		8.0%

Continued on next page.

16	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments

Common Stocks — 55.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Banks
PNC Bank	1,250	$83,780	$119,613	United States	1.4%
Toronto-Dominion Bank	2,500	97,400	108,925	Canada	1.2%
		181,180	228,538		2.6%

Property & Casualty Insurance
Chubb	1,500	95,336	146,250	United States	1.6%

REITS
Health Care Property	2,000	146,876	140,520	United States	1.6%

		423,392	515,308		5.8%

Health Care
Biotech
Biogen[2]	250	99,719	99,248	United States	1.1%
Medivation[2]	1,500	114,326	198,075	United States	2.2%
		214,045	297,323		3.3%

Health Care Supply Chain
Express Scripts[2]	2,000	78,650	174,280	United States	2.0%

Large Pharma
Johnson & Johnson	900	54,761	90,126	United States	1.0%
Novo Nordisk ADS	2,750	51,711	155,320	Denmark	1.8%
		106,472	245,446		2.8%

Life Science Equipment
Abbott Laboratories	2,000	66,354	97,200	United States	1.1%

Specialty Pharma
Akorn[2]	2,000	93,400	91,800	United States	1.0%

		558,921	906,049		10.2%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,250	67,321	130,250	United States	1.4%

Fabricating Metal & Hardware
Valmont Industries	750	100,937	93,338	United States	1.0%

Flow Control Equipment
Parker Hannifin	500	29,672	60,215	United States	0.7%

Infrastructure Construction
CCR	1,500	11,839	7,391	Brazil	0.1%

Rail Freight
Canadian National Railway	1,600	40,237	94,976	Canada	1.1%

		250,006	386,170		4.3%

Materials

Base Metals
South 32[2]	260	2,116	2,150	Australia	0.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	17

Sextant Core Fund

Schedule of Investments

Common Stocks — 55.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Materials (continued)

Basic & Diversified Chemicals
BASF ADR	400	$22,550	$37,116	Germany	0.4%
Praxair	700	44,349	86,002	United States	1.0%
		66,899	123,118		1.4%

Containers & Packaging
3M	975	83,159	155,103	United States	1.7%

Specialty Chemicals
RPM International	2,000	51,772	100,060	United States	1.1%

Steel Producers
Nucor	800	48,085	37,840	United States	0.4%

Steel Raw Materials Suppliers
BHP Billiton ADS	650	29,750	29,010	Australia	0.3%

		281,781	447,281		5.0%

Technology

Infrastructure Software
Oracle	1,000	43,300	43,490	United States	0.5%

Semiconductor Devices
Qualcomm	1,750	109,359	121,940	United States	1.4%
Xilinx	2,500	101,993	118,550	United States	1.3%
		211,352	240,490		2.7%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	3,034	23,594	73,666	Taiwan	0.8%

		278,246	357,646		4.0%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	127,925	United States	1.5%

Power Generation
NRG Energy	5,000	130,306	126,000	United States	1.4%

Utility Networks
Sempra Energy	1,000	67,669	107,470	United States	1.2%

		288,619	361,395		4.1%

Total Common Stocks	102,545	$3,867,528	$4,919,619		55.1%

Continued on next page.

18	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments

Corporate Bonds — 26.5%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due on 03/30/2020	$100,000	$112,331	1.3%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	191,192	2.1%

		250,000	303,523	3.4%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	140,625	1.6%
Stanford University	4.013% due 05/01/2042	100,000	103,200	1.1%

		250,000	243,825	2.7%

Consumer Staples

Coca Cola Hellenic	5.50% due 09/17/2015	100,000	101,317	1.1%

		100,000	101,317	1.1%

Energy

Boardwalk Pipelines	5.50% due 02/01/2017	100,000	104,176	1.2%

		100,000	104,176	1.2%

Financials

American Express	5.50% due 09/12/2016	100,000	105,813	1.2%
Blackstone Holdings	5.875% due 03/15/2021	100,000	115,908	1.3%
Branch Banking & Trust	5.625% due 09/15/2016	100,000	105,735	1.2%
General Electric Capital	5.35% due 04/15/2022	101,000	113,226	1.3%
NASDAQ OMX Group	5.55% due 01/15/2020	50,000	55,893	0.6%
Partnerre Finance	5.50% due 06/01/2020	100,000	112,557	1.3%
Western Union	5.93% due 10/01/2016	30,000	31,720	0.3%
Wilmington Trust	8.50% due 04/02/2018	100,000	116,581	1.3%

		681,000	757,433	8.5%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	101,727	1.1%

		100,000	101,727	1.1%

Industrials

Emerson Electric	5.375% due 10/15/2017	100,000	109,790	1.2%
John Deere Capital	2.25% due 06/07/2016	100,000	101,797	1.1%
Joy Global	6.00% due 11/15/2016	100,000	106,447	1.2%
Ryder System	5.85% due 11/01/2016	100,000	106,430	1.2%
Tyco International	8.50% due 01/15/2019	100,000	120,546	1.4%

		500,000	545,010	6.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	19

Sextant Core Fund

Schedule of Investments

Corporate Bonds — 26.5%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Materials

Air Products & Chemicals	4.375% due 08/21/2019	$100,000	$109,012	1.2%

		100,000	109,012	1.2%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	104,261	1.2%

		100,000	104,261	1.2%

Total Corporate Bonds		2,181,000	2,370,284	26.5%

Government Agency Bonds — 2.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Mortgage Finance

Fannie Mae	2.00% due 05/16/2017	200,000	203,103	2.3%

		200,000	203,103	2.3%

Government Bonds — 4.5%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Government of Mexico	4.00% due 10/02/2023	100,000	104,250	1.2%
New Zealand Government	5.50% due 04/15/2023	100,000	81,165	0.9%
Republic of Chile	3.875% due 08/05/2020	200,000	218,000	2.4%

		400,000	403,415	4.5%

Municipal Bonds — 5.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	100,000	110,315	1.2%
Skagit SCD #1	4.613% due 12/01/2022	100,000	112,413	1.3%

		200,000	222,728	2.5%

Continued on next page.

20	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments

Municipal Bonds — 5.0%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Revenue Bonds

New York City Housing Dev. Corp	2.65% due 05/01/2021	$100,000	$102,576	1.1%
Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	124,191	1.4%

		200,000	226,767	2.5%

Total Municipal Bonds		$400,000	449,495	5.0%

Total investments	(Cost = $7,251,367)		8,345,916	93.4%
Other assets (net of liabilities)			592,160	6.6%
Total net assets			$8,938,076	100.0%
[1] Country of domicile [2] Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Bond Quality Diversification
% of Total Net Assets
Rated "Aaa"	5.5%
Rated "Aa1"	1.3%
Rated "Aa2"	1.1%
Rated "Aa3"	3.8%
Rated "A1"	2.5%
Rated "A2"	6.0%
Rated "A3"	6.4%
Rated "Baa1"	2.3%
Rated "Baa2"	2.6%
Rated "Baa3"	1.8%
Rated "Ba2"	1.6%
Not rated	3.4%
Cash and equivalents	6.6%

Based on total net assets as of May 31, 2015.

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	21

Sextant Core Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $7,251,367)	$8,345,916
Cash	547,263
Dividends and interest receivable	50,843
Receivable for Fund shares sold	3,856
Total assets	8,947,878
Liabilities
Payable to affiliates	4,886
Accrued expenses	4,239
Accrued distribution fee	677
Total liabilities	9,802
Net assets	$8,938,076

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,603,228
Undistributed net investment income	55,312
Accumulated net realized gain	185,066
Unrealized net appreciation on investments	1,094,470
Net assets applicable to Fund shares outstanding	$8,938,076

Fund shares outstanding	721,372

Net asset value, offering, and redemption price per share	$12.39

Statement of Operations
Period ended May 31, 2015

Investment income
Dividends (net of foreign tax of $3,611)	$54,149
Interest income	50,684
Gross investment income	104,833
Expenses
Investment adviser fees	22,133
Distribution fees	11,059
Filing and registration fees	9,509
Audit fees	2,548
Chief Compliance Officer expenses	1,045
Printing and postage	1,004
Retirement plan custodial fees	1,003
Trustee fees	687
Other expenses	401
Custodian fees	228
Legal fees	132
Total gross expenses	49,749
Less custodian fee credits	(228)
Net expenses	49,521
Net investment income	$55,312

Net realized gain from investments and foreign currency	$185,066
Net decrease in unrealized appreciation on investments and foreign currency	(259,003)
Net loss on investments	$(73,937)

Net decrease in net assets resulting from operations	$(18,625)

22	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$55,312	$144,649
Net realized gain on investments	185,066	262,043
Net increase (decrease) in unrealized appreciation	(259,003)	191,151
Net increase (decrease) in net assets	(18,625)	597,843
Distributions to shareowners from
Net investment income	-	(144,495)
Capital gains	-	(86,744)
Total distributions	-	(231,239)
Capital share transactions
Proceeds from sales of shares	902,526	1,821,837
Value of shares issued in reinvestment of dividends	-	231,239
Cost of shares redeemed	(601,782)	(723,651)
Net increase in net assets	300,744	1,329,425
Total increase in net assets	282,119	1,696,029

Net assets
Beginning of period	8,655,957	6,959,928
End of period	8,938,076	8,655,957

Undistributed net investment income	$55,312	$-

Shares of the Fund sold and redeemed
Number of shares sold	74,403	146,027
Number of shares issued in reinvestment of dividends	-	18,603
Number of shares redeemed	(48,340)	(58,902)
Net increase in number of shares outstanding	25,063	105,728

Financial Highlights
Selected data per share of outstanding capital stock throughout each period:	Period ended	For year ended Nov. 30,
	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$12.43	$11.78	$10.81	$10.35	$10.06	$9.58
Income from investment operations
Net investment income	0.08	0.21	0.20	0.14	0.15	0.16
Net gain (loss) on securities (both realized and unrealized)	(0.12)	0.78	0.98	0.46	0.29	0.48
Total from investment operations	(0.04)	0.99	1.18	0.60	0.44	0.64
Less distributions
Dividends (from net investment income)	-	(0.21)	(0.21)	(0.14)	(0.15)	(0.16)
Distributions (from capital gains)	-	(0.13)	-	-	-	-
Total distributions	-	(0.34)	(0.21)	(0.14)	(0.15)	(0.16)
Paid-in capital from early redemption fees	n/a	n/a	-	-	0.00[1]	0.00[1]

Net asset value at end of period	$12.39	$12.43	$11.78	$10.81	$10.35	$10.06

Total return	(0.32%)[2]	8.41%	10.96%	5.75%	4.42%	6.67%

Ratios / supplemental data
Net assets ($000), end of period	$8,938	$8,656	$6,960	$7,119	$5,802	$5,228
Ratio of expenses to average net assets
Before custodian fee credits	1.12%[3]	1.17%	1.01%	1.32%	1.14%	1.21%
After custodian fee credits	1.12%[3]	1.16%	1.01%	1.32%	1.13%	1.21%
Ratio of net investment income after custodian fee credits to average net assets	1.25%[3]	1.88%	1.68%	1.29%	1.56%	1.74%
Portfolio turnover rate	13%	14%	29%	19%	13%	13%
[1]Amount is less than $0.01 [2]Not annualized [3]Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	23

Sextant Global High Income Fund

Performance Summary

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Global High Income Fund	-3.61%	n/a	n/a	1.31%
S&P Global 1200 Index	6.12%	13.32%	7.52%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $11,564 versus $13,473 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Global High Income Fund are high income and capital preservation.

Portfolio Diversification			Top Ten Holdings
% of Total Net Assets			% of Total Net Assets
Sectors	Equity	Fixed Income	CNOOC ADR	2.7%
Communications	5.7%	n/a	BASF ADR	2.6%
Consumer Discretionary	2.4%	10.0%	Goodrich Petroleum 8.875% due 03/15/2019	2.4%
Consumer Staples	n/a	6.9%	Rent-A-Center 6.625% due 11/15/2020	2.4%
Energy	8.3%	6.7%	Microchip Technology	2.4%
Financials	8.0%	n/a	Novartis ADS	2.4%
Foreign Government	n/a	6.2%	San Miguel 4.875% due 04/26/2023	2.4%
Health Care	4.0%	n/a	Grupo Bimbo 4.875% due 06/27/2044	2.3%
Industrials	3.8%	n/a	Total ADS	2.3%
Materials	10.1%	3.1%	Royal Dutch Shell ADS	2.2%
Municipal General Obligation	n/a	2.1%
Municipal Revenue	n/a	2.7%
Technology	2.4%	3.2%
Utilities	3.5%	1.5%
Total	48.2%	42.4%

Asset Allocation

Equity Securities	48.2%
Fixed Income	42.4%
Cash and Equivalents	9.4%

Weightings are shown as a percentage of total net assets.

24	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments

Common Stocks — 48.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Telecom Carriers
Orange ADS	10,000	$147,658	$157,500	France	1.9%
SK Telecom ADS	6,200	82,085	151,528	South Korea	1.9%
Telenor	7,000	148,285	157,945	Norway	1.9%

		378,028	466,973		5.7%

Consumer Discretionary

Lodging
Whistler Blackcomb Holdings	7,000	75,630	109,762	Canada	1.3%

Specialty Apparel Stores
Reitmans (Canada) A	17,400	101,656	88,987	Canada	1.1%

		177,286	198,749		2.4%

Energy

Exploration & Production
CNOOC ADR	1,400	226,082	218,400	China	2.7%

Integrated Oils
Royal Dutch Shell ADS	3,000	200,418	179,160	United Kingdom	2.2%
Statoil ADS	5,000	94,050	92,900	Norway	1.1%
Total ADS	3,800	202,606	191,862	France	2.3%
		497,074	463,922		5.6%

		723,156	682,322		8.3%

Financials

Banks
NY Community Bancorp	10,000	140,504	177,400	United States	2.2%

Diversified Banks
Banco Santander ADS	24,000	213,569	170,400	Spain	2.1%
Itau Unibanco Holding ADS	15,000	183,221	160,500	Brazil	1.9%
		396,790	330,900		4.0%

Investment Companies
Groupe Bruxelles Lambert	1,800	145,287	149,366	Belgium	1.8%

		682,581	657,666		8.0%

Health Care

Large Pharma
GlaxoSmithKline ADS	3,100	143,250	137,547	United Kingdom	1.6%
Novartis ADS	1,900	110,053	195,187	Switzerland	2.4%

		253,303	332,734		4.0%

Industrials

Infrastructure Construction
Hopewell Highway Infrastructure	325,000	168,010	161,276	China	2.0%
CCR	30,000	174,956	147,820	Brazil	1.8%

		342,966	309,096		3.8%

Continued on next page.
The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	25

Sextant Global High Income Fund

Schedule of Investments

Common Stocks — 48.2%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	5,000	$161,973	$157,400	Canada	1.9%

Base Metals
South 32²	1,000	7,597	8,270	Australia	0.1%

Basic & Diversified Chemicals
BASF ADR	2,300	211,704	213,417	Germany	2.6%
Braskem ADS	22,000	182,241	178,640	Brazil	2.2%
		393,945	392,057		4.8%

Steel Raw Material Suppliers
Anglo American ADR	21,000	166,008	164,220	United Kingdom	2.0%
BHP Billiton	2,500	106,828	111,575	Australia	1.3%
		272,836	275,795		3.3%

		836,351	833,522		10.1%

Technology

Semiconductor Devices
Microchip Technology	4,000	136,113	196,520	United States	2.4%

		136,113	196,520		2.4%

Utilities

Electric & Gas Marketing & Trading
E.ON ADR	8,000	166,128	117,520	Germany	1.4%

Power Generation
GDF Suez ADR	8,500	207,215	172,635	France	2.1%

		373,343	290,155		3.5%

Total Common Stocks		$3,903,127	$3,967,737		48.2%

Corporate Bonds — 31.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Consumer Discretionary

ADT	4.125% due 06/15/2023	$150,000	$140,625	United States	1.7%
Best Buy	3.75% due 03/15/2016	62,000	63,085	United States	0.8%
GAP	5.95% due 04/12/2021	100,000	115,045	United States	1.4%
Hanesbrands	6.375% due 12/15/2020	150,000	158,813	United States	1.9%
Rent-A-Center	6.625% due 11/15/2020	200,000	198,000	United States	2.4%
Toys R Us Property II	8.50% due 12/01/2017	150,000	151,125	United States	1.8%

		812,000	826,693		10.0%

Consumer Staples

Elizabeth Arden	7.375% due 03/15/2021	47,000	39,656	United States	0.5%
Grupo Bimbo	4.875% due 06/27/2044	200,000	193,546	Mexico	2.3%
Refresco Group	7.375% due 05/15/2018	125,000	141,921	Netherlands	1.7%
San Miguel	4.875% due 04/26/2023	200,000	194,000	Philippines	2.4%

		572,000	569,123		6.9%

Continued on next page.

26	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments

Corporate Bonds — 31.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Energy

Chesapeake Midstream Partners	6.125% due 07/15/2020	$125,000	$134,531	United States	1.6%
Goodrich Petroleum	8.875% due 03/15/2019	400,000	200,000	United States	2.4%
Petrobras International Finance	6.875% due 01/20/2040	50,000	47,000	Brazil	0.6%
Petrobras International Finance	6.75% due 07/27/2041	80,000	74,843	Brazil	0.9%
Star Gas Partners	8.875% due 12/01/2017	93,000	97,359	United States	1.2%

		748,000	553,733		6.7%

Materials

Allegheny Technologies	5.875% due 05/15/2023	150,000	156,746	United States	1.9%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	101,642	South Africa	1.2%

		250,000	258,388		3.1%

Technology

Amkor Technology	7.375% due 05/01/2018	150,000	153,000	United States	1.9%
Hewlett Packard	4.65% due 12/09/2021	100,000	107,862	United States	1.3%

		250,000	260,862		3.2%

Utilities

Iberdrola International	5.75% due 02/27/2049	100,000	120,264	Spain	1.5%

		100,000	120,264		1.5%

Total Corporate Bonds		2,732,000	2,589,063		31.4%

Government Bonds — 6.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	157,500	Colombia	1.9%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 2,000,000	135,374	Mexico	1.6%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	75,777	South Africa	0.9%
Ukraine Government	9.25% due 07/24/2017	$300,000	142,950	Ukraine	1.8%

			511,601		6.2%

Municipal Bonds — 4.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

General Obligation

Puerto Rico Commonwealth	4.00% due 07/01/2021	130,000	95,248	Puerto Rico	1.2%
Puerto Rico Commonwealth	4.125% due 07/01/2022	110,000	80,729	Puerto Rico	0.9%

		240,000	175,977		2.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	27

Sextant Global High Income Fund

Schedule of Investments

Municipal Bonds — 4.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Revenue

Colony TX Local Development	7.00% due 10/01/2027	$100,000	$104,049	United States	1.3%
Colony TX Local Development³	7.625% due 10/01/2042	50,000	49,114	United States	0.6%
Puerto Rico Aqueduct & Sewer³	5.00% due 07/01/2019	85,000	65,259	Puerto Rico	0.8%

		235,000	218,422		2.7%

Total Municipal Bonds		475,000	394,399		4.8%

Total investments	(Cost = $7,522,941)		7,462,800	90.6%
Other assets (net of liabilities)			778,028	9.4%
Total net assets			$8,240,828	100.0%
[1]Country of domicile [2]Non-income producing [3]Indicates an odd lot. Please refer to page 47 for more information. ADS: American Depositary Share ADR: American Depositary Receipt

Bond Quality Diversification

Rated "A3"	1.6%
Rated "Baa1"	1.3%
Rated "Baa2"	5.2%
Rated "Baa3"	4.1%
Rated "Ba1"	1.9%
Rated "Ba2"	5.1%
Rated "Ba3"	1.8%
Rated "B1"	4.1%
Rated "B2"	3.1%
Rated "B3"	0.5%
Rated "Caa2"	5.3%
Rated "Ca"	1.8%
Unrated	6.6%
Cash and equivalents	9.4%

Based on total net assets as of May 31, 2015.

Source: Moody's Investors Services.

28	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Countries

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	29

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $7,522,941)	$7,462,800
Cash	690,266
Dividends and interest receivable	88,104
Receivable for Fund shares sold	2,108
Prepaid expenses	2,070
Total assets	8,245,348
Liabilities
Payable to affiliates	3,890
Accrued distribution fee	630
Total liabilities	4,520
Net assets	$8,240,828

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,095,115
Undistributed net investment income	190,087
Accumulated net realized gain	16,043
Unrealized net depreciation on investments	(60,417)
Net assets applicable to Fund shares outstanding	$8,240,828

Fund shares outstanding	787,394

Net asset value, offering, and redemption price per share	$10.47

Statement of Operations
Year ended May 31, 2015

Investment income
Interest income	$141,063
Dividends (net of foreign tax of $14,168)	85,237
Gross investment income	226,300
Expenses
Investment adviser fees	21,447
Distribution fees	10,133
Filing and registration fees	9,753
Audit fees	2,558
Chief Compliance Officer expenses	961
Printing and postage	730
Trustee fees	453
Retirement plan custodial fees	404
Custodian fees	364
Other expenses	303
Legal fees	62
Total gross expenses	47,168
Less adviser fees waived	(10,591)
Less custodian fee credits	(364)
Net expenses	36,213
Net investment income	$190,087

Net realized gain from investments and foreign currency	$84,472
Net decrease in unrealized appreciation on investments and foreign currency	(347,203)
Net loss on investments	$(262,731)

Net decrease in net assets resulting from operations	$(72,644)

30	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$190,087	$336,435
Net realized gain on investments	84,472	977
Net decrease in unrealized appreciation	(347,203)	(68,514)
Net increase (decrease) in net assets	(72,644)	268,898
Distributions to shareowners from
Net investment income	-	(343,597)
Capital share transactions
Proceeds from sales of shares	1,218,621	1,935,966
Value of shares issued in reinvestment of dividends	-	340,179
Cost of shares redeemed	(612,290)	(882,337)
Net increase in net assets	606,331	1,393,808
Total increase in net assets	533,687	1,319,109

Net assets
Beginning of period	7,707,141	6,388,032
End of period	8,240,828	7,707,141

Undistributed net investment income	$190,087	$-

Shares of the Fund sold and redeemed
Number of shares sold	116,754	171,355
Number of shares issued in reinvestment of dividends	-	32,244
Number of shares redeemed	(58,595)	(82,125)
Net increase in number of shares outstanding	58,159	121,474

Financial Highlights	Period ended	Year ended Nov. 30		Period ended[1]
Selected data per share of outstanding capital stock throughout the period:	May 31, 2015	2014	2013	Nov. 30, 2012
Net asset value at beginning of year	$10.57	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.24	0.48	0.37	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.34)	0.07	0.63	(0.10)
Total from investment operations	(0.10)	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	-	(0.49)	(0.39)	(0.18)
Total distributions	-	(0.49)	(0.39)	(0.18)

Net asset value at end of period	$10.47	$10.57	$10.51	$9.90

Total return	(0.76%)[2]	5.27%	10.06%	0.76%[2]

Ratios / supplemental data
Net assets ($000), end of period	$8,241	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.16%[3]	1.41%	1.25%	1.22%[3]
After fee waivers	0.90%[3]	0.91%	0.91%	0.90%[3]
After fee waivers and custodian fee credits	0.89%[3]	0.90%	0.90%	0.90%[3]
Ratio of net investment income after custodian fee credits to average net assets	4.69%[3]	4.75%	3.87%	3.03%[3]
Portfolio turnover rate	16%	11%	23%	32%[2]
[1] Operations commenced March 30, 2012 [2] Not annualized [3] Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	31

Sextant Growth Fund

Performance Summary

Average Annual Returns as of May 31, 2015

	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant Growth Fund	10.28%	13.19%	8.26%	0.96%
S&P 500 Index	11.81%	16.52%	8.12%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2005, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $22,107 versus $21,830 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Apple	3.8%	Biotech	6.8%
Facebook	3.3%	Communications Equipment	6.4%
Ashland	3.0%	Auto Parts	5.8%
BlackRock	3.0%	Investment Management	5.0%
FLEETCOR Technologies	3.0%	Internet Media	4.7%
Delta Air Lines	2.6%	Consumer Finance	4.5%
Johnson Controls	2.3%	Airlines	4.0%
TJX Companies	2.3%	Life Science Equipment	3.5%
F5 Networks	2.2%	Specialty Chemicals	3.0%
Fastenal	2.2%	Application Software	3.0%
		Semiconductor Devices	2.8%
		Infrastructure Software	2.7%
		Other industries <2.5%	40.1%
		Cash and equivalents	7.7%

Weightings are shown as a percentage of total net assets.

32	May 31, 2015 Semi-Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Entertainment Content
Walt Disney	3,116	$344,540	$343,913	0.5%

Internet Media
Facebook[1]	27,879	1,822,751	2,207,738	3.3%
Google A1	1,240	636,727	676,197	1.0%
Google C1	586	281,859	311,816	0.4%
		2,741,337	3,195,751	4.7%

		3,085,877	3,539,664	5.2%

Consumer Discretionary

Airlines
Alaska Air	15,250	266,289	985,760	1.4%
Delta Air Lines	41,203	471,573	1,768,433	2.6%
		737,862	2,754,193	4.0%

Apparel, Footwear & Accessory Design
Nike	3,300	344,976	335,511	0.5%
Under Armour[1]	13,243	1,027,593	1,038,384	1.5%
		1,372,569	1,373,895	2.0%

Auto Parts
BorgWarner Automotive	22,390	1,220,701	1,346,759	2.0%
Harman International	8,280	1,023,755	997,906	1.5%
Johnson Controls	30,284	1,511,970	1,575,374	2.3%
		3,756,426	3,920,039	5.8%

Automobiles
Ford Motor	43,010	570,891	652,462	1.0%

E-Commerce Discretionary
Amazon.com[1]	1,125	36,349	482,884	0.7%
eBay[1]	8,188	422,560	502,416	0.7%
		458,909	985,300	1.4%

Home & Office Product Wholesalers
Fastenal	35,846	1,514,361	1,487,967	2.2%

Home Improvement
Stanley Black & Decker	4,984	380,802	510,561	0.7%

Home Products Stores
Lowe's	17,581	475,334	1,230,318	1.8%

Other Commercial Services
Ecolab	2,987	345,054	342,460	0.5%

Recreational Vehicles
Polaris Industries	4,716	679,161	674,624	1.0%

Restaurants
Starbucks	20,376	889,152	1,058,737	1.6%

Specialty Apparel Stores
TJX Companies	23,847	1,548,222	1,535,270	2.3%

Sporting Goods Stores
Cabela's1	6,642	345,562	338,742	0.5%

		13,074,305	16,864,568	24.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	33

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Staples

Food & Drug Stores
CVS Health	11,186	$418,376	$1,145,223	1.7%

Household Products
Church & Dwight	4,088	345,230	343,269	0.5%

Mass Merchants
Costco Wholesale	4,796	595,788	683,862	1.0%

Packaged Food
Hain Celestial Group[1]	15,384	716,973	973,346	1.4%
Mead Johnson Nutrition	1,211	93,247	117,830	0.2%
		810,220	1,091,176	1.6%

		2,169,614	3,263,530	4.8%

Energy

Oil & Gas Services & Equip
National Oilwell Varco	27,509	1,439,789	1,353,168	2.0%

		1,439,789	1,353,168	2.0%

Financials

Banks
Signature Bank[1]	4,859	680,664	678,559	1.0%
SVB Financial Group[1]	5,138	680,578	693,168	1.0%
		1,361,242	1,371,727	2.0%

Consumer Finance
FLEETCOR Technologies[1]	13,379	1,933,099	2,035,481	3.0%
Mastercard, A	11,147	1,018,603	1,028,422	1.5%
		2,951,702	3,063,903	4.5%

Investment Management
BlackRock	5,625	1,895,115	2,057,513	3.0%
Invesco	33,992	1,141,555	1,353,901	2.0%
		3,036,670	3,411,414	5.0%

REIT
Health Care Property	12,114	866,751	851,130	1.3%

		8,216,365	8,698,174	12.8%

Health Care

Biotech
Amgen	5,267	555,197	823,021	1.2%
Biogen[1]	2,599	1,085,993	1,031,777	1.5%
Gilead Sciences[1]	12,998	1,309,347	1,459,285	2.1%
Medivation[1]	10,326	871,072	1,363,548	2.0%
		3,821,609	4,677,631	6.8%

Health Care Supply Chain
Express Scripts[1]	11,858	851,657	1,033,306	1.5%

Large Pharma
Johnson & Johnson	10,000	642,017	1,001,400	1.5%

Continued on next page.

34	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care (continued)

Life Science Equipment
Abbott Laboratories	20,799	$646,854	$1,010,831	1.5%
Agilent Technologies	16,313	376,948	671,932	1.0%
Keysight Technologies[1]	20,902	582,617	686,840	1.0%
		1,606,419	2,369,603	3.5%

Specialty Pharma
Akorn[1]	8,454	347,434	388,039	0.6%

		7,269,136	9,469,979	13.9%

Industrials

Aircraft & Parts
Boeing	7,028	644,566	987,575	1.4%

Building Sub Contractors
EMCOR	29,758	1,280,634	1,350,120	2.0%

Commercial & Residential Building Equipment & Systems
Honeywell International	14,090	747,294	1,468,178	2.2%

Courier Services
United Parcel Service	2,500	144,459	248,050	0.4%

Engine & Transmission
Power Solutions International[1]	17,041	966,045	937,255	1.4%

Industrial Machinery
Middleby[1]	6,202	516,257	674,157	1.0%

Pollution Control Equipment
Hudson Technologies[1]	24,853	66,535	99,163	0.1%

Rail Freight
Union Pacific	9,180	485,782	926,354	1.4%

		4,851,572	6,690,852	9.9%

Materials

Specialty Chemicals
Ashland	16,123	1,784,087	2,054,070	3.0%

		1,784,087	2,054,070	3.0%

Technology

Application Software
Adobe Systems[1]	13,541	295,634	1,070,958	1.6%
Intuit	9,000	197,624	937,350	1.4%
		493,258	2,008,308	3.0%

Communications Equipment
Apple	19,704	318,326	2,567,037	3.8%
Cisco Systems	10,000	201,800	293,100	0.4%
F5 Networks[1]	12,112	985,239	1,522,357	2.2%
		1,505,365	4,382,494	6.4%

Computer Hardware & Storage
Western Digital	7,059	265,552	687,264	1.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	35

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Infrastructure Software
Microsoft	18,199	$847,338	$852,805	1.3%
Oracle	21,921	417,248	953,344	1.4%
		1,264,586	1,806,149	2.7%

Semiconductor Devices
Microchip Technology	17,834	751,851	876,184	1.3%
Micron Technology[1]	19,248	530,103	537,597	0.8%
Qualcomm	7,000	387,599	487,760	0.7%
		1,669,553	1,901,541	2.8%

		5,198,314	10,785,756	15.9%

Total investments		$47,089,059	62,719,761	92.3%
Other assets (net of liabilities)			5,208,883	7.7%
Total net assets			$67,928,644	100.0%
[1] Non-income producing security

36	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $47,089,059)	$62,719,761
Cash	5,366,019
Receivable for security sales	228,178
Dividends receivable	74,524
Receivable for Fund shares sold	9,730
Insurance reserve premium	1,214
Total assets	68,399,426
Liabilities
Payable for security purchases	415,309
Payable to affiliates	31,092
Payable for Fund shares redeemed	16,284
Accrued distribution fee	5,129
Accrued expenses	2,968
Total liabilities	470,782
Net assets	$67,928,644

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$49,595,067
Undistributed net investment income	63,819
Accumulated net realized gain	2,639,056
Unrealized net appreciation on investments	15,630,702
Net assets applicable to Fund shares outstanding	$67,928,644

Fund shares outstanding	2,544,627

Net asset value, offering, and redemption price per share	$26.69

Statement of Operations
Period ended May 31, 2015

Investment income
Dividends	$285,935
Miscellaneous income	35
Gross investment income	285,970
Expenses
Investment adviser fees	153,735
Distribution fees	61,102
Filing and registration fees	9,383
Audit fees	8,675
Chief Compliance Officer expenses	5,374
Printing and postage	3,409
Trustee fees	3,359
Retirement plan custodial fees	3,231
Other expenses	2,136
Custodian fees	1,062
Legal fees	640
Total gross expenses	252,106
Less custodian fee credits	(1,062)
Net expenses	251,044
Net investment income	$34,926

Net realized gain from investments	$2,639,056
Net decrease in unrealized appreciation on investments	(1,998,096)
Net gain on investments	$640,960

Net increase in net assets resulting from operations	$675,886

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	37

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$34,926	$28,931
Net realized gain on investments	2,639,056	2,386,445
Net increase (decrease) in unrealized appreciation	(1,998,096)	3,879,903
Net increase in net assets	675,886	6,295,279
Distributions to shareowners from
Net investment income	-	(21,000)
Capital gains	-	(2,386,512)
Total distributions	-	(2,407,512)
Capital share transactions
Proceeds from sales of shares	24,172,965	6,390,837
Value of shares issued in reinvestment of dividends	-	2,396,630
Cost of shares redeemed	(2,783,211)	(3,386,542)
Net increase in net assets	21,389,754	5,400,925
Total increase in net assets	22,065,640	9,288,692

Net assets
Beginning of period	45,863,004	36,574,312
End of period	67,928,644	45,863,004

Undistributed net investment income	$63,819	$28,893

Shares of the Fund sold and redeemed
Number of shares sold	909,828	253,008
Number of shares issued in reinvestment of dividends	-	90,919
Number of shares redeemed	(105,294)	(133,067)
Net increase in number of shares outstanding	804,534	210,860

Financial Highlights
	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$26.36	$23.92	$20.35	$18.14	$17.70	$16.00
Income from investment operations
Net investment income	0.01	0.02	0.12	0.08	0.11	0.05
Net gains on securities (both realized and unrealized)	0.32	3.88	5.86	2.21	0.43	1.70
Total from investment operations	0.33	3.90	5.98	2.29	0.54	1.75
Less distributions
Dividends (from net investment income)	-	(0.01)	(0.13)	(0.08)	(0.09)	(0.05)
Distributions (from capital gains)	-	(1.45)	(2.28)	-	(0.01)	-
Total distributions	-	(1.46)	(2.41)	(0.08)	(0.10)	(0.05)
Paid-in capital from early redemption fees	n/a	n/a	-	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of period	$26.69	$26.36	$23.92	$20.35	$18.14	$17.70

Total return	1.25%[2]	16.29%	29.39%	12.64%	3.07%	10.93%

Ratios / supplemental data
Net assets ($000), end of period	$67,929	$45,863	$36,574	$25,250	$22,868	$24,205
Ratio of expenses to average net assets
Before custodian fee credits	1.03%[3]	1.05%	0.94%	1.10%	0.84%	1.01%
After custodian fee credits	1.03%[3]	1.05%	0.94%	1.10%	0.84%	1.00%
Ratio of net investment income after custodian fee credits to average net assets	0.14%[3]	0.07%	0.59%	0.42%	0.57%	0.30%
Portfolio turnover rate	18%	23%	29%	10%	15%	16%
[1] Amount is less than $0.01 [2] Not Annualized [3] Annualized

38	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Sextant International Fund	2.21%	5.26%	6.23%	0.78%
MSCI EAFE Index	-0.06%	10.38%	6.05%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2005, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $18,304 versus $17,985 in the MSCI EAFE Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
ASML Holding	6.8%	Large Pharma	12.5%
Novartis ADR	6.5%	Application Software	10.2%
Wolters Kluwer	5.9%	Telecom Carriers	10.0%
Nice Systems ADS	5.3%	Semiconductor Manufacturing	6.8%
Novo Nordisk ADS	5.0%	Information Services	5.9%
Dassault Systems ADR	4.9%	Banks	5.8%
Toyota Motor ADS	4.6%	Automobiles	4.6%
Belmond, A	4.0%	Integrated Oils	4.6%
BASF ADR	3.9%	Lodging	4.0%
Toronto-Dominion Bank	3.7%	Specialty Chemicals	3.9%
		Household Products	3.5%
		Diversified Banks	3.2%
		Beverages	2.8%
		Specialty Pharma	2.7%
		Airlines	2.7%
		Other industries < 2%	10.5%
		Cash and equivalents	6.3%

Weightings are shown as a percentage of total net assets.

39	May 31, 2015 Semi-Annual Report

Sextant International Fund

Schedule of Investments
Common Stocks — 93.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Publishing & Broadcasting
Pearson ADS	90,000	$1,021,914	$1,811,700	United Kingdom	1.9%

Telecom Carriers
BCE	50,000	1,164,294	2,189,500	Canada	2.3%
SK Telecom ADR	30,000	511,436	733,200	South Korea	0.8%
Telefonica ADS	125,868	1,855,551	1,782,291	Spain	1.9%
Telenor ASA	100,000	2,131,351	2,256,362	Norway	2.4%
Telus	50,000	710,475	1,702,500	Canada	1.8%
Turkcell Iletisim Hizmetleri ADS	75,000	1,028,400	826,500	Turkey	0.8%
		7,401,507	9,490,353		10.0%

		8,423,421	11,302,053		11.9%

Consumer Discretionary

Airlines
Copa Holdings Class A	30,000	1,766,222	2,558,700	Panama	2.7%

Automobiles
Toyota Motor ADS	32,000	2,425,043	4,412,480	Japan	4.6%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,451,300	Argentina[3]	1.5%

Lodging
Belmond, A2	310,000	2,994,487	3,782,000	Bermuda	4.0%

		8,015,092	12,204,480		12.8%

Consumer Staples

Beverages
Fomento Economico Mexico ADS	30,000	1,614,722	2,667,000	Mexico	2.8%

Food & Drug Stores
Carrefour ADS	170,000	761,908	1,152,600	France	1.2%

Household Products
Unilever ADS	75,000	2,284,504	3,311,250	United Kingdom	3.5%

		4,661,134	7,130,850		7.5%

Energy

Integrated Oils
Cenovus Energy	60,000	1,516,298	989,400	Canada	1.0%
Statoil ADS	60,000	1,551,895	1,114,800	Norway	1.2%
Total ADS	45,000	2,528,346	2,272,050	France	2.4%

		5,596,539	4,376,250		4.6%

Financials

Banks
Australia & New Zealand Banking Group ADS	80,000	1,581,457	2,028,800	Australia	2.1%
Toronto-Dominion Bank	80,000	2,302,163	3,485,600	Canada	3.7%
		3,883,620	5,514,400		5.8%

Continued on next page.

40	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments
Common Stocks — 93.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials (continued)

Diversified Banks
Banco Santander ADS	113,850	$955,992	$808,335	Spain	0.9%
Mitsubishi UFJ Financial Group ADR	300,000	1,472,770	2,211,000	Japan	2.3%
		2,428,762	3,019,335		3.2%

		6,312,382	8,533,735		9.0%

Health Care

Health Care Supply Chain
Sinopharm Group — H	250,000	798,792	1,190,602	China	1.3%

Large Pharma
Novartis ADR	60,000	3,076,591	6,163,800	Switzerland	6.5%
Novo Nordisk ADS	85,000	983,881	4,800,800	Denmark	5.0%
Sanofi ADS	20,000	958,455	988,200	Denmark	1.0%
		5,018,927	11,952,800		12.5%

Medical Equipment
Koninklijke Philips	20,000	758,824	545,800	Netherlands	0.6%

Specialty Pharma
Shire ADS	10,000	359,660	2,601,500	Ireland	2.7%

		6,936,203	16,290,702		17.1%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	1,227,720	Canada	1.3%

Basic & Diversified Chemicals
Methanex	20,000	690,000	1,109,800	Canada	1.2%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,711,600	Germany	3.9%

		4,493,305	6,049,120		6.4%

Technology

Application Software
Dassault Systems ADR	60,000	2,222,944	4,696,800	France	4.9%
Nice Systems ADS	80,000	2,901,033	5,016,000	Israel	5.3%
		5,123,977	9,712,800		10.2%

Electronics Components
Nidec ADS	53,406	514,164	970,921	Japan	1.0%

Information Services
Wolters Kluwer	180,000	3,369,275	5,585,169	Netherlands	5.9%

Semiconductor Manufacturing
ASML Holding	57,750	2,144,504	6,485,325	Netherlands	6.8%

		11,151,920	22,754,215		23.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	41

Sextant International Fund

Schedule of Investments
Common Stocks — 93.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Utilities

Utility Networks
Korea Electric Power ADS	20,000	$304,261	$413,400	South Korea	0.5%

		304,261	413,400		0.5%

Total investments		$55,894,257	89,054,805		93.7%
Other assets (net of liabilities)			6,028,786		6.3%
Total net assets			$95,083,591		100.0%
[1] Country of domicile unless otherwise indicated [2] Non-income producing security [3] Denotes a country or region of primary exposure ADS: American Depositary Share ADR: American Depositary Receipt

Countries

42	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $55,894,258)	$89,054,805
Cash	5,715,799
Dividends receivable	350,989
Receivable for Fund shares sold	80,313
Total assets	95,201,906
Liabilities
Accrued expenses	56,960
Payable to affiliates	46,741
Payable for Fund shares redeemed	7,379
Accrued distribution fee	7,235
Total liabilities	118,315
Net assets	$95,083,591

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$63,514,956
Undistributed net investment income	898,366
Accumulated net realized loss on investments	(2,489,133)
Unrealized net appreciation on investments	33,159,402
Net assets applicable to Fund shares outstanding	$95,083,591

Fund shares outstanding	5,913,243

Net asset value, offering and redemption price per share	$16.08

Statement of Operations
Period ended May 31, 2015

Investment income
Dividends (net of foreign tax of $265,118)	$1,478,152
Gross investment income	1,478,152
Expenses
Investment adviser fees	363,458
Distribution fees	120,453
Audit fees	32,020
Chief Compliance Officer expenses	14,098
Trustee fees	13,434
Printing and postage	13,093
Filing and registration fees	9,961
Other expenses	7,656
Custodian fees	3,379
Retirement plan custodial fees	3,121
Legal fees	2,492
Total gross expenses	583,165
Less custodian fee credits	(3,379)
Net expenses	579,786
Net investment income	$898,366

Net realized loss from investments and foreign currency	$(947,216)
Net increase in unrealized appreciation on investments and foreign currency	3,594,078
Net gain on investments	$2,646,862

Net increase in net assets resulting from operations	$3,545,228

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	43

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$898,366	$4,254,685
Net realized gain (loss) on investments	(947,216)	4,357,838
Net increase (decrease) in unrealized appreciation	3,594,078	(6,367,484)
Net increase in net assets	3,545,228	2,245,039
Distributions to shareowners from
Net investment income	-	4,051,997
Capital share transactions
Proceeds from sales of shares	4,931,802	12,359,533
Value of shares issued in reinvestment of dividends	-	4,017,129
Cost of shares redeemed	(16,843,492)	(59,135,899)
Net decrease in net assets	(11,911,690)	(42,759,237)
Total decrease in net assets	(8,366,462)	(44,566,195)

Net assets
Beginning of period	103,450,053	148,016,248
End of period	95,083,591	103,450,053

Undistributed net investment income	$898,366	$-

Shares of the Fund sold and redeemed
Number of shares sold	318,363	773,671
Number of shares issued in reinvestment of dividends	-	259,672
Number of shares redeemed	(1,091,171)	(3,713,040)
Net decrease in number of shares outstanding	(772,808)	(2,679,697)

Financial Highlights
	Period ended	For year ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$15.47	$15.80	$14.85	$14.41	$15.03	$14.03
Income from investment operations
Net investment income	0.15	0.65	0.32	0.14	0.12	0.06
Net gains (losses) on securities (both realized and unrealized)	0.46	(0.35)	0.97	0.44	(0.63)	1.12
Total from investment operations	0.61	0.30	1.29	0.58	(0.51)	1.18
Less distributions
Dividends (from net investment income)	-	(0.63)	(0.34)	(0.14)	(0.12)	(0.06)
Distributions (from capital gains)	-	-	-	-	-	(0.12)
Total distributions	-	(0.63)	(0.34)	(0.14)	(0.12)	(0.18)
Paid-in capital from early redemption fees	n/a	n/a	0.00[1]	0.00[1]	0.01	0.00[1]

Net asset value at end of period	$16.08	$15.47	$15.80	$14.85	$14.41	$15.03

Total return	3.94%[2]	1.88%	8.67%	4.05%	(3.31)%	8.43%

Ratios / supplemental data
Net assets ($000), end of period	$95,084	$103,450	$148,016	$183,732	$165,126	$150,788
Ratio of expenses to average net assets
Before custodian fee credits	1.21%[3]	0.80%	0.66%	1.10%	0.88%	1.03%
After custodian fee credits	1.20%[3]	0.79%	0.66%	1.10%	0.88%	1.03%
Ratio of net investment income after custodian fee credits to average net assets	1.86%[3]	3.58%	1.69%	0.98%	0.81%	0.51%
Portfolio turnover rate	0%	3%	7%	10%	7%	2%
[1] Amount is less than $0.01 [2] Not annualized [3] Annualized

44	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

NOTE 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

May 31, 2015 Semi-Annual Report	45

Note To Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of May 31, 2015 in valuing the Funds' investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds	$-	$6,796,824[1]	$-	$6,796,824
Government Bonds	-	656,560[1]	-	656,560
Municipal Bonds	-	111,058[1]	-	111,058
Total Assets	$-	$7,564,442	$-	$7,564,442

Bond Income
Corporate Bonds	$-	$4,167,610[1]	$-	$4,167,610
Government Bonds	-	1,011,232[1]	-	1,011,232
Municipal Bonds	-	2,455,935[1]	-	2,455,935
Total Assets	$-	$7,634,777	$-	$7,634,777

Core
Common Stocks
Communications	$146,640	$78,973	$-	$225,613
Consumer Discretionary	267,484	55,296	-	322,780
Consumer Staples	681,566	-	-	681,566
Energy	715,811	-	-	715,811
Financials	515,308	-	-	515,308
Health Care	906,049	-	-	906,049
Industrials	378,779	7,391	-	386,170
Materials	447,281	-	-	447,281
Technology	357,646	-	-	357,646
Utilities	361,395	-	-	361,395
Total Common Stocks	$4,777,959	$141,660	$-	$4,919,619

Corporate Bonds	$-	$2,370,284[1]	$-	$2,370,284

Government Agency Bonds	$-	$203,103[1]	$-	$203,103

Government Bonds	$-	$403,415[1]	$-	$403,415

Municipal Bonds	$-	$449,495[1]	$-	$449,495

Total Assets	$4,777,959	$3,567,957	$-	$8,345,916

Global High Income
Common Stocks
Communications	$309,028	$157,945	$-	$466,973
Consumer Discretionary	-	198,749	-	198,749
Energy	682,322	-	-	682,322
Financials	508,300	149,366	-	657,666
Health Care	332,734	-	-	332,734
Industrials	-	309,096	-	309,096
Materials	833,522	-	-	833,522
Technology	196,520	-	-	196,520
Utilities	290,155	-	-	290,155
Total Common Stocks	$3,152,581	$815,156	$-	$3,967,737

Corporate Bonds	$-	$2,589,063[1]	$-	$2,589,063

Government Bonds	$-	$511,601[1]	$-	$511,601

Municipal Bonds
General Obligation	$-	$175,977[1]	$-	$175,977
Revenue	-	104,049[1]	114,373	218,422
Total Municipal Bonds	$-	$280,026	$114,373	$394,399

Total Assets	$3,152,581	$4,195,846	$114,373	$7,462,800

46	May 31, 2015 Semi-Annual Report

Note To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Growth
Common Stocks	$62,719,761[1]	$-	$-	$62,719,761
Total Assets	$62,719,761	$-	$-	$62,719,761

International
Common Stocks
Communications	$9,045,691	$2,256,362	$-	$11,302,053
Consumer Discretionary	12,204,480	-	-	12,204,480
Consumer Staples	7,130,850	-	-	7,130,850
Energy	4,376,250	-	-	4,376,250
Financials	8,533,735	-	-	8,533,735
Health Care	15,100,100	1,190,602	-	16,290,702
Materials	6,049,120	-	-	6,049,120
Technology	17,169,046	5,585,169	-	22,754,215
Utilities	413,400	-	-	413,400
Total Assets	$80,022,672	$9,032,133	$-	$89,054,805

1 See Schedule of Investments for additional information.
During the period ended May 31, 2015, no Fund had transfers between Level 1 and Level 2.

Global High Income Level 3 Roll-Forward Municipal Securities
Beginning balance	$89,857
Total unrealized losses	(2,427)
Purchases	63,638
Maturity	-
Transfers in and/or out of level 3	(36,695)
Ending Balance	$114,373

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

Derivative instruments had no effect on the Funds' financial position and financial performance.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 — 2014) or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

May 31, 2015 Semi-Annual Report	47

Note To Financial Statements (continued)

As of November 30, 2014, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$-
Accumulated gains	2,972	-
Paid-in capital	(2,972)	-
	Core	Global High Income
Undistributed net investment income	$3,123	$21,988
Accumulated gains	845	807
Paid-in capital	(3,968)	(22,795)
	Growth	International
Undistributed net investment income	$-	$15,620
Accumulated gains	63	19,184
Paid-in capital	(63)	(34,804)

These reclassifications were due to the treatment of foreign currencies, the tax treatment of distributions, and expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 4 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee. Effective March 27, 2015, Saturna Capital Corporation and the Board of Trustees agreed to lower the base Advisory Fee from 0.60% to 0.50% of average net assets per annum, payable monthly for each of the Funds and to lower the performance adjustment from 0.30% to 0.20% for the Sextant Growth Fund, Sextant International Fund, and the Sextant Core Fund. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index:

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2016. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the period ended May 31, 2015, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$21,722	$(18,871)	$-
Bond Income	15,777	(4,588)	-
Core	22,133	n/a	-
Global High Income	21,447	(10,591)	-
Growth	153,735	n/a	-
International	363,458	n/a	-

In accordance with the expense limitation noted above, for the period ended May 31, 2015, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the period ended May 31, 2015, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$9,643
Bond Income	10,405
Core	11,059
Global High Income	10,133
Growth	61,102
International	120,453

To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

48	May 31, 2015 Semi-Annual Report

Note To Financial Statements (continued)

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2015, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$1,491
Bond Income	1,049
Core	1,003
Global High Income	404
Growth	3,231
International	3,121

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the period ended May 31, 2015 the Trust incurred compensation expenses of $15,000 which is included in $21,530 of total expenses for the independent Trustees. The Funds paid $19,330 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2015, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$970
Bond Income	974
Core	1,045
Global High Income	961
Growth	5,374
International	14,098

On May 31, 2015, the trustees, officers, and their affiliates as a group owned 31.62%, 32.62%, 42.85%, 46.45%, 7.26% and 4.85% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

NOTE 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the period ended May 31, 2015, and the fiscal year ended November 30, 2014, were as follows:

	Period ended May 31, 2015	Year ended Nov. 30, 2014
Short-Term Bond Fund
Ordinary income	$39,381	$85,429
Bond Income Fund
Ordinary income	129,059	228,208
Core Fund
Ordinary income	-	144,495
Long-Term Capital Gain[1]	-	86,744
Global High Income Fund
Ordinary income	-	343,597
Growth Fund
Ordinary income	-	21,000
Long-Term Capital Gain[1]	-	2,386,512
International Fund
Ordinary income	-	4,051,997

1 Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2015 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$7,548,466	$7,194,652
Gross tax unrealized appreciation	50,651	498,905
Gross tax unrealized depreciation	(34,675)	(58,780)
Net tax unrealized appreciation	15,976	440,125

	Core	Global High Income
Cost of investments	$7,251,367	$7,522,941
Gross tax unrealized appreciation	1,310,440	422,955
Gross tax unrealized depreciation	(215,891)	(483,096)
Net tax unrealized appreciation (depreciation)	1,094,549	(60,141)

	Growth	International
Cost of investments	$47,089,059	$55,894,258
Gross tax unrealized appreciation	16,215,189	35,237,888
Gross tax unrealized depreciation	(584,487)	(2,077,341)
Net tax unrealized appreciation	15,630,702	33,160,547

As of November 30, 2014, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,308
Tax accumulated earnings	1,308
Accumulated capital losses	(10,410)
Unrealized appreciation	20,194
Total accumulated earnings	11,092
Bond Income
Undistributed ordinary income	$93
Tax accumulated earnings	93
Accumulated capital losses	(34,440)
Unrealized appreciation	506,479
Total accumulated earnings	472,132
Core
Unrealized appreciation	$1,353,483
Other unrealized losses	(10)
Total accumulated earnings	1,353,473

Global High Income
Accumulated capital losses	$(68,429)
Unrealized appreciation	287,389
Other unrealized losses	(603)
Total accumulated earnings	218,357
Growth
Undistributed ordinary income	$28,893
Tax accumulated earnings	28,893
Unrealized appreciation	17,628,798
Total accumulated earnings	17,657,691

May 31, 2015 Semi-Annual Report	49

Notes To Financial Statements (continued)

International
Accumulated capital losses	$(1,541,917)
Unrealized appreciation	29,565,324
Total accumulated earnings	28,023,407

At November 30, 2014, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$10,255	2016
Short-term loss carryforward	155	Unlimited
	10,410
Bond Income
	$13,973	2016
	20,467	2017
	34,440
Global High Income
Short-term loss carryforward	$27,538	Unlimited
Long-term loss carryforward	40,891	Unlimited
	68,429
International
	$1,528,334	2019
Short-term loss carryforward	13,583	Unlimited
	1,541,917

NOTE 7 — Investments

Investment transactions other than short-term investments for the period ended May 31, 2015, were as follows:

	Purchases	Sales
Short-Term Bond	$630,231	$450,000
Bond Income	590,905	250,000
Core	1,310,050	1,074,269
Global High Income	1,769,170	1,171,655
Growth	28,706,203	8,043,480
International	-	15,566,167

NOTE 8 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2015, were as follows:

Custodian Fee Credits
Short-Term Bond	$178
Bond Income	190
Core	228
Global High Income	364
Growth	1,062
International	3,379

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

50	May 31, 2015 Semi-Annual Report

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2014, to May 31, 2015).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2014)	Ending Account Value (May 31, 2015)	Expenses Paid During Period[1]	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,005.10	$3.76	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.18	$3.79	0.75%

Bond Income Fund
Actual	$1,000	$1,007.80	$4.48	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.47	$4.51	0.89%

Core Fund
Actual	$1,000	$996.80	$5.57	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.64	1.12%

Global High Income Fund
Actual	$1,000	$992.40	$4.44	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.48	$4.50	0.89%

Growth Fund
Actual	$1,000	$1,012.50	$5.15	1.03%
Hypothetical (5% return before expenses)	$1,000	$1,019.81	$5.17	1.03%

International Fund
Actual	$1,000	$1,039.40	$6.12	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.93	$6.06s	1.20%

1 Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2014, through May 31, 2015), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

May 31, 2015 Semi-Annual Report	51

Availability of Portfolio Information

(1) The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at
www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www. sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are a series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

www.sextantfunds.com

Sustainable Equity
SEEFX
Sustainable Bond
SEBFX

SATURNA
SUSTAINABLE FUNDS

Semi-Annual Report

May 31, 2015

Saturna Sustainable Funds

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

Semi-Annual Report

May 31, 2015

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Fellow Shareowners:

Welcome to the Saturna Sustainable Funds and thank you for joining us as we bring Saturna's values-based approach to sustainable investing.

The Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance ("ESG").

In addition to the ESG factors, Saturna Sustainable Funds seek investments in issuers with:

Sustainable profits Management strength Risk consciousness Low debt	Strong balance sheet High quality operations Long-term focus Established businesses

Sustainable investing goes beyond avoiding the next potential environmental or governance crisis. It includes identifying how a company forms a competitive business advantage relative to its peers and focuses on key sustainability factors that materially impact its industry. Each industry and issuer is unique, and our portfolio managers and research analysts leverage Saturna's more than 25 years of investment screening expertise in selecting portfolio securities.

Saturna Sustainable Funds began operations on March 27, 2015. By May 31, 2015, assets of the Funds reached $6.65 million and had reached $7.79 million as of June 30, 2015.

Market Performance

For the semi-annual period ended May 31, 2015, the S&P 500 Index provided a total return of 2.97% while the S&P Global 1200 returned 3.57%. Slowly increasing interest rates left many bonds trending down and the CitiGroup World BIG Index declined -3.61% for the same period.

Going Forward

In certain countires (US, UK, China) the economy continues to grow. But in many parts of the world, economic growth has flatlined and concerns grow about excessive debt. While core inflation is minimal (think lower commodity and oil prices), too many governments are hoping for its eventual return as a means of reducing the burdens of debt. We do expect interest rates to return over the next few years to more normal levels, increasing income return to patient debt investors.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with strong business advantages and balance sheets sturdy enough to navigate more trying times. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that better-than-expected corporate earnings mean they will be rewarded.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

The transition to higher interest rates continues, and holders of long-term bonds are at short-term risk of price declines. Investors around the world — not just Americans — generally have confidence that the economic storms will be survived.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Portfolio Management Team

Saturna Capital has significantly expanded its portfolio management team over the last few years as its business has expanded. The following experienced persons manage the Saturna Sustainable Funds:

Sustainable Equity Fund	Paul Meeks, CFA Peter Nielsen, CFA, deputy
Sustainable Bond Fund	Patrick Drum, CFA Bryce Fegley, CFA , deputy

Respectfully,

Nicholas Kaiser,
President

John E. Love,
Independent Board Chairman

May 31, 2015 Semi-Annual Report	3

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns

The Saturna Sustainable Equity Fund began operations March 27, 2015 and consequently does not have returns to report. Future reports will show how the Fund's performance compares to the S&P Global 1200 Index.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Shire ADS	2.6%	Automobiles	6.1%	█
Facebook, Class A	2.4%	Apparel, Footwear & Accessory Design	5.7%	█
Ecolab	2.4%	Large Pharma	5.2%	█
TE Connectivity	2.4%	Electrical Components	4.8%	█
GLP-J REIT	2.4%	Internet Media	4.4%	█
Toyota Motor ADS	2.4%	REIT	4.2%	█
Murata Manufacturing	2.4%	Banks	4.1%	█
Bayer	2.4%	Household Products	4.0%	█
Unilever	2.3%	Biotech	4.0%	█
ARM Holdings ADS	2.1%	Auto Parts	3.7%	█
		Semiconductor Devices	3.1%	█
		Telecom Carriers	3.0%	█
		Specialty Pharma	2.6%	█
		Other Commercial Services	2.4%	█
		Home Products Stores	2.1%	█
		Airlines	2.0%	█
		Infrastructure Software	2.0%	█
		Consumer Finance	2.0%	█
		Application Software	2.0%	█
		Recreational Vehicles	2.0%	█
		Industries < 2%	21.7%	█
		Cash and equivalents	8.9%	█

Weightings are shown as a percentage of total net assets.

4	May 31, 2015 Semi-Annual Report

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 91.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Advertising & Marketing
WPP ADS	545	$64,175	$64,621	United Kingdom	1.9%

Internet Media
Facebook, Class A²	1,056	84,381	83,625	United States	2.5%
Google, Class A²	122	67,177	66,529	United States	1.9%
		151,558	150,154		4.4%

Telecom Carriers
Telenor ADR	972	62,505	66,193	Norway	2.0%
Telus	983	33,373	33,471	Canada	1.0%
		95,878	99,664		3.0%

		311,611	314,439		9.3%

Consumer Discretionary

Airlines
Delta Air Lines	1,589	69,949	68,200	United States	2.0%

Apparel, Footwear & Accessory Design
Adidas	400	31,943	31,421	Germany	0.9%
Gildan Activewear	2,109	66,124	66,771	Canada	2.0%
Samsonite International	17,400	62,404	63,154	Luxembourg	1.8%
Swatch Group	84	33,519	33,272	Switzerland	1.0%
		193,990	194,618		5.7%

Auto Parts
Harman International Industries	499	65,827	60,139	United States	1.8%
Valeo	407	64,467	64,720	France	1.9%
		130,294	124,859		3.7%

Automobiles
Bayerishce Motoren Werke	520	63,623	57,508	Germany	1.7%
Daimler ADS	725	70,581	68,252	Germany	2.0%
Toyota Motor ADS	589	82,601	81,217	Japan	2.4%
		216,805	206,977		6.1%

Home Products Stores
Home Depot	633	71,805	70,529	United States	2.1%

Other Commercial Services
Ecolab	723	82,096	82,892	United States	2.4%

Recreational Vehicles
Polaris Industries	462	65,936	66,089	United States	2.0%

Specialty Apparel Stores
TJX Companies	996	66,642	64,122	United States	1.9%

		897,517	878,286		25.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	5

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 91.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Consumer Staples

Household Products
L'Oreal	160	$29,911	$30,123	France	0.9%
Procter & Gamble	364	30,048	28,534	United States	0.8%
Unilever	1,830	79,842	78,141	Netherlands	2.3%

		139,801	136,798		4.0%

Energy

Midstream — Oil & Gas
Petronas Gas	5,900	35,344	35,234	Malaysia	1.0%

Renewable Energy Equipment
Canadian Solar²	1,016	33,833	33,183	Canada	1.0%

		69,177	68,417		2.0%

Financials

Banks
ICICI Bank ADS	6,672	71,635	70,456	India	2.1%
Toronto-Dominion Bank	1,543	71,289	67,229	Canada	2.0%
		142,924	137,685		4.1%

Consumer Finance
Mastercard, Class A	724	65,127	66,796	United States	2.0%

Diversified Banks
Itau Unibanco Holding ADS	2,670	33,161	28,569	Brazil	0.8%

Investment Management
BlackRock	168	61,413	61,451	United States	1.8%

Life Insurance
AIA Group	5,000	33,420	32,832	Hong Kong	1.0%

REIT (Real Estate Investment Trust)
GLP-J REIT	83	84,818	81,362	Japan	2.4%
Health Care Property	864	65,150	60,705	United States	1.8%
		149,968	142,067		4.2%

		486,013	469,400		13.9%

Health Care

Biotech
Biogen²	163	69,551	64,709	United States	1.9%
Gilead Sciences	627	63,946	70,393	United States	2.1%
		133,497	135,102		4.0%

Large Pharma
Bayer	567	84,594	80,466	Germany	2.4%
Novartis ADR	303	29,997	31,127	Switzerland	0.9%
Novo Nordisk ADS	1,149	64,124	64,896	Denmark	1.9%
		178,715	176,489		5.2%

Continued on next page.

6	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 91.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Health Care (continued)

Medical Equipment
Koninklijke Philips	2,316	$65,202	$63,204	Netherlands	1.9%

Specialty Pharma
Shire ADS	342	82,836	88,971	United Kingdom	2.6%

		460,250	463,766		13.7%

Industrials

Commercial Vehicles
Cummins Engine	473	65,349	64,115	United States	1.9%

Electrical Components
Murata Manufacturing	500	70,100	81,055	Japan	2.4%
TE Connectivity	1,195	82,533	82,455	Switzerland	2.4%
		152,633	163,510		4.8%

Electrical Power Equipment
Eaton	448	30,016	32,072	United States	1.0%

Flow Control Equipment
Parker Hannifin	254	30,249	30,589	United States	0.9%

		278,247	290,286		8.6%

Materials

Specialty Chemicals
International Flavors & Fragrances	529	61,872	62,972	United States	1.8%

		61,872	62,972		1.8%

Technology

Application Software
Dassault Systems ADR	846	65,289	66,225	France	2.0%

Communications Equipment
Apple	492	61,421	64,098	United States	1.9%

Computer Hardware & Storage
Lenovo Group	20,000	32,287	31,637	Hong Kong	0.9%

Infrastructure Software
Microsoft	1,438	62,724	67,385	United States	2.0%

IT Services
Accenture, Class A	349	33,612	33,518	United Kingdom	1.0%

Semiconductor Devices
ARM Holdings ADS	1,360	70,649	72,447	United Kingdom	2.1%
NXP Semiconductors²	313	33,529	35,134	Netherlands	1.0%
		104,178	107,581		3.1%

		359,511	370,444		10.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	7

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 91.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Veolia Environnement	1,552	$32,594	$32,251	France	1.0%

		32,594	32,251		1.0%

Total investments		$3,096,593	3,087,059		91.1%
Other assets (net of liabilities)			300,099		8.9%
Total net assets			$3,387,158		100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Countries

8	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $3,096,593)	$3,087,059
Cash	499,881
Receivable for Fund shares sold	46,138
Dividends receivable	5,733
Prepaid expenses	108
Total assets	3,638,919
Liabilities
Payable for Security Purchases	249,735
Payable to affiliates	1,772
Accrued distribution fee	254
Total liabilities	251,761
Net assets	$3,387,158

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,394,876
Undistributed net investment income	3,414
Accumulated net realized loss	(1,941)
Unrealized net depreciation on investments	(9,191)
Net assets applicable to Fund shares outstanding	$3,387,158

Fund shares outstanding	339,436

Net asset value, offering, and redemption price per share	$9.98

Statement of Operations
Period ended May 31, 2015

Investment income
Dividends (net of foreign tax of $2,104)	$8,959
Gross investment income	8,959
Expenses
Investment adviser fees	3,641
Distribution fees	1,400
Audit fees	825
Printing and postage	422
Retirement plan custodial fees	379
Chief Compliance Officer expenses	374
Trustee fees	358
Legal fees	49
Custodian fees	29
Other expenses	16
Total gross expenses	7,493
Less adviser fees waived	(1,919)
Less custodian fee credits	(29)
Net expenses	5,545
Net investment income	$3,414

Net realized loss from investments and foreign currency	$(1,941)
Net decrease in unrealized appreciation on investments and foreign currency	(9,191)
Net loss on investments	$(11,132)

Net decrease in net assets resulting from operations	$(7,718)

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	9

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$3,414
Net realized loss on investments	(1,941)
Net decrease in unrealized appreciation	(9,191)
Net decrease in net assets	(7,718)
Capital share transactions
Proceeds from sales of shares	3,423,398
Cost of shares redeemed	(28,522)
Net increase in net assets	3,394,876
Total increase in net assets	3,387,158

Net assets
Beginning of period	-
End of period	3,387,158

Undistributed net investment income	$3,414

Shares of the Fund sold and redeemed
Number of shares sold	342,256
Number of shares redeemed	(2,820)
Net increase in number of shares outstanding	339,436

Financial Highlights	Period ended¹
Selected data per share of outstanding capital stock throughout the period:	May 31, 2015
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.01
Net loss on securities (both realized and unrealized)	(0.03)
Total from investment operations	(0.02)

Net asset value at end of period	$9.98

Total return	(0.20)%²

Ratios / supplemental data
Net assets ($000), end of period	$3,387
Ratio of expenses to average net assets
Before fee waivers	1.34%³
After fee waivers	0.99%³
After fee waivers and custodian fee credits	0.99%³
Ratio of net investment income after fee waivers and custodian credits to average net assets	0.61%³
Portfolio turnover rate	0%
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

10	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns

The Saturna Sustainable Bond Fund began operations March 27, 2015 and consequently does not have returns to report. Future reports will show how the Fund's performance compares to the Citi World Broad Investment-Grade Bond Index.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Telecom Italia 7.175% due 06/18/2019	4.5%	Financials	29.6%	█
Koninklijke Philips 3.75% due 03/15/2022	4.5%	Industrials	11.6%	█
Aircastle 4.625% due 12/15/2018	4.3%	Technology	10.7%	█
Nokia 5.375% due 05/15/2019	4.3%	Consumer Discretionary	9.6%	█
Pitney Bowes 5.25% due 01/15/2037	4.3%	Health Care	7.8%	█
Chubb 6.375% due 03/29/2067	4.1%	Communications	7.8%	█
Republic of Turkey 7.00% due 03/11/2019	3.5%	Foreign Government Bonds	6.6%	█
Credit Suisse 5.40% due 01/14/2020	3.4%	Utilities	4.5%	█
Lexmark 6.65% due 06/01/2018	3.4%	Asset-Backed Securities	3.1%	█
Bancolombia 5.95% due 06/03/2021	3.4%	Mortgage Finance	2.3%	█
		Mortgage-Backed Securities	1.8%	█
		Cash and equivalents	4.6%	█

Weightings are shown as a percentage of total net assets.

May 31, 2015 Semi-Annual Report	11

Saturna Sustainable Bond Fund: Schedule of Investments

Asset- and Mortgage-Backed Securities — 4.9%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 05/15/2020	$100,000	$100,770	United States	3.1%

		100,000	100,770		3.1%

Mortgage-Backed Securities

BOAMS 2004-03 4A1	4.75% due 03/25/2019	59,804	59,210	United States	1.8%

		59,804	59,210		1.8%

Total Asset-Backed and Mortgage-Backed Securities		159,804	159,980		4.9%

Corporate Bonds — 81.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Telecom Italia	7.175% due 06/18/2019	130,000	147,225	Luxembourg	4.5%
Vodafone Group	4.375% due 03/16/2021	100,000	107,309	United Kingdom	3.3%

		230,000	254,534		7.8%

Consumer Discretionary

Lexmark	6.65% due 06/01/2018	100,000	110,766	United States	3.4%
Southwest Airlines	2.75% due 11/06/2019	100,000	102,394	United States	3.2%
Toyota Motor Credit	3.00% due 03/20/2030	100,000	98,314	Japan	3.0%

		300,000	311,474		9.6%

Financials

Ally Financial	3.50% due 04/15/2018	50,000	49,536	United States	1.5%
Ally Financial	3.95% due 04/15/2020	50,000	49,840	United States	1.5%
Bancolombia	5.95% due 06/03/2021	100,000	110,550	Colombia	3.4%
Chubb	6.375% due 03/29/2067	125,000	132,187	United States	4.1%
Credit Suisse	5.40% due 01/14/2020	100,000	111,433	Switzerland	3.4%
HCP	3.15% due 08/01/2022	100,000	97,941	United States	3.0%
Royal Bank of Scotland	4.70% due 07/03/2018	100,000	104,332	United Kingdom	3.2%
Toronto Dominion Bank	2.00% due 02/26/2022	25,000	24,820	Canada	0.8%
Toronto Dominion Bank	2.15% due 03/31/2022	75,000	74,293	Canada	2.3%
Vornado Realty	2.50% due 06/30/2019	100,000	101,010	United States	3.1%
Westpac Banking	4.625% due 06/01/2018	100,000	107,429	Australia	3.3%

		925,000	963,371		29.6%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	141,000	145,501	Netherlands	4.5%
Sanofi	4.00% due 03/29/2021	100,000	109,096	France	3.3%

		241,000	254,597		7.8%

Industrials

Aircastle	4.625% due 12/15/2018	135,000	140,738	Bermuda	4.3%
Ingersoll-Rand	2.625% due 05/01/2020	98,000	98,513	United States	3.0%
Pitney Bowes	5.25% due 01/15/2037	130,000	138,588	United States	4.3%

		363,000	377,839		11.6%

Continued on next page.

12	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments

Corporate Bonds — 81.6% (continued)	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Technology

Flextronics International	4.625% due 02/15/2020	100,000	105,000	Singapore	3.2%
Nokia	5.375% due 05/15/2019	130,000	140,400	Finland	4.3%
Seagate	3.75% due 11/15/2018	100,000	104,572	Cayman Islands	3.2%

		330,000	349,972		10.7%

Utilities

United Utilities	4.55% due 06/19/2018	$35,000	$37,202	United Kingdom	1.2%
United Utilities	5.375% due 02/01/2019	100,000	108,827	United Kingdom	3.3%

		135,000	146,029		4.5%

Total Corporate Bonds		2,524,000	2,657,816		81.6%

Government Agency Bonds — 2.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Mortgage Finance

Freddie Mac	1.15% due 05/27/2020	75,000	74,993	United States	2.3%

		75,000	74,993		2.3%

Government Bonds — 6.6%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Republic of Turkey	7.00% due 03/11/2019	100,000	113,250	Turkey	3.5%
United Mexican States	3.50% due 01/21/2021	100,000	103,100	Mexico	3.1%

		200,000	216,350		6.6%

Total investments	(Cost = $3,128,472)	$2,958,804	3,109,139		95.4%
Other assets (net of liabilities)			150,264		4.6%
Total net assets			$3,259,403		100.0%
¹ Country of domicile

Countries

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	13

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of May 31, 2015

Assets
Investments in securities, at value (Cost $3,128,472)	$3,109,139
Cash	193,861
Receivable for Fund shares sold	75,166
Interest receivable	37,121
Reimbursement due from adviser	1,628
Prepaid expenses	95
Total assets	3,417,010
Liabilities
Payable for Security Purchases	155,965
Payable to affiliates	1,403
Accrued distribution fee	239
Total liabilities	157,607
Net assets	$3,259,403

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,278,375
Undistributed net investment income	361
Unrealized net depreciation on investments	(19,333)
Net assets applicable to Fund shares outstanding	$3,259,403

Fund shares outstanding	328,009

Net asset value, offering, and redemption price per share	$9.94

Statement of Operations
Period ended May 31, 2015

Investment income
Interest income	$11,489
Gross investment income	11,489
Expenses
Investment adviser fees	2,905
Distribution fees	1,320
Audit fees	826
Printing and postage	423
Retirement plan custodial fees	379
Chief Compliance Officer expenses	373
Trustee fees	357
Legal fees	49
Custodian fees	25
Other expenses	16
Total gross expenses	6,673
Less adviser fees waived	(1,947)
Less custodian fee credits	(25)
Net expenses	4,701
Net investment income	$6,788

Net realized gain from investments	$-
Net decrease in unrealized appreciation on investments	(19,333)
Net loss on investments	$(19,333)

Net decrease in net assets resulting from operations	$(12,545)

14	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes of Net Assets	Period ended May 31, 2015
Increase (decrease) in net assets from operations
From operations
Net investment income	$6,788
Net decrease in unrealized appreciation	(19,333)
Net decrease in net assets	(12,545)
Distributions to shareowners from
Net investment income	(6,427)
Capital share transactions
roceeds from sales of shares	3,271,948
Value of shares issued in reinvestment of dividends	6,427
Cost of shares redeemed	-
Net increase in net assets	3,278,375
Total increase in net assets	3,259,403

Net assets
Beginning of period	-
End of period	3,259,403

Undistributed net investment income	$361

Shares of the Fund sold and redeemed
Number of shares sold	327,362
Number of shares issued in reinvestment of dividends	647
Number of shares redeemed	-
Net increase in number of shares outstanding	328,009

Financial Highlights	Period ended¹
Selected data per share of outstanding capital stock throughout the period:	May 31, 2015
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.02
Net loss on securities (both realized and unrealized)	(0.06)
Total from investment operations	(0.04)
Less distributions
Dividends (from net investment income)	(0.02)
Total distributions	(0.02)

Net asset value at end of period	$9.94

Total return	(0.40)%²

Ratios / supplemental data
Net assets ($000), end of period	$3,259
Ratio of expenses to average net assets
Before fee waivers	1.26%³
After fee waivers	0.89%³
After fee waivers and custodian fee credits	0.89%³
Ratio of net investment income after fee waivers custodian credits to average net assets	1.29%³
Portfolio turnover rate	4%
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	15

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this semi-annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

NOTE 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

16	May 31, 2015 Semi-Annual Report

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$314,439	$-	$-	$314,439
Consumer Discretionary	692,931	185,355	-	878,286
Consumer Staples	106,675	30,123	-	136,798
Energy	33,183	35,234	-	68,417
Financials	355,206	114,194	-	469,400
Health Care	383,300	80,466	-	463,766
Industrials	209,231	81,055	-	290,286
Materials	62,972	-	-	62,972
Technology	338,807	31,637	-	370,444
Utilities	-	32,251	-	32,251
Total Assets	$2,496,744	$590,315	$-	$3,087,059

Sustainable Bond Fund
Asset-Backed and Mortgage-Backed Securities	$-	$159,980¹	$-	$159,980
Corporate Bonds	-	2,657,816¹	-	2,657,816
Government Agency Bonds	-	74,993¹	-	74,993
Government Bonds	-	216,350¹	-	216,350
Total Assets	$-	$3,109,139	$-	$3,109,139

¹ See Schedule of Investments for additional details
During the period ended May 31, 2015, no Fund had transfers between Level 1 and Level 2.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2015 in valuing the Funds' investments carried at value.

Derivative instruments and hedging activities:
The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

Derivative instruments had no effect on the Funds' financial position and financial performance.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting standards identify these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This periodic process includes evaluation of other financial institutions providing investment company custody services

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2015) or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sustainable Equity Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the

May 31, 2015 Semi-Annual Report	17

Notes To Financial Statements (continued)

net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

NOTE 4 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. The adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.99%, and of the Sustainable Bond Fund to 0.89% through March 31, 2016. For the period ended May 31, 2015, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$3,641	$(1,919)	$-
Sustainable Bond	2,905	(1,947)	-

In accordance with the expense limitation noted above, for the period ended May 31, 2015, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. During the period ended May 31, 2015, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$1,400
Sustainable Bond	1,320

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2015, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$379
Sustainable Bond	379

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the period ended May 31, 2015, the Trust incurred compensation expenses of $15,000 which is included in $21,530 of total expenses for the independent Trustees. The Funds paid $715 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2015, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$374
Sustainable Bond	373

On May 31, 2015, the trustees, officers, and their affiliates as a group owned 69.36% and 74.42% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the period ended May 31, 2015, were as follows:

Period ended May 31, 2015
Sustainable Bond Fund
Ordinary income	$6,427

During the period, Sustainable Equity Fund did not pay any distributions.

NOTE 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2015, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$3,096,593	$3,128,472
Gross tax unrealized appreciation	53,653	3,391
Gross tax unrealized depreciation	(63,188)	(22,724)
Net tax unrealized depreciation	(9,535)	(19,333)

NOTE 7 — Investments

Investment transactions other than short-term investments for the period ended May 31, 2015, were as follows:

	Purchases	Sales
Sustainable Equity	$3,096,593	$-
Sustainable Bond	3,237,890	100,563

18	May 31, 2015 Semi-Annual Report

NOTE 8 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2015, were as follows:

Custodian Fee Credits
Sustainable Equity	$29
Sustainable Bond	25

NOTE 9 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

May 31, 2015 Semi-Annual Report	19

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 27, 2015 to May 31, 2015).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [March 27, 2015]	Ending Account Value [May 31, 2015]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$998.00	$1.79	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.25	$1.80	0.99%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$998.00	$1.61	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.43	$1.62	0.89%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of March 27, 2015, through May 31, 2015) multiplied by the average account value over the period, multiplied by 66/365 (to reflect the period since inception).

20	May 31, 2015 Semi-Annual Report

Trustees' Initial Approval of the Advisory Agreement for the Sustainable Funds

At a meeting held on December 16, 2014, the Board of Trustees, including all of the Trustees who are not interested persons of the Trust or of Saturna Capital Corporation ("Saturna"), considered whether to approve the proposed investment advisory and administration agreement between Saturna and the Saturna Sustainable Equity Fund and the Saturna Sustainable Bond Fund (the "Funds"). The Trustees reviewed materials relating specifically to the management agreement before and at the meeting and had the opportunity to ask questions and request further information, taking into account their familiarity with Saturna gained through their meetings and discussions.

The materials received by the Trustees included, but were not limited to: (1) the investment objective and strategies for each of the new Funds; (2) information regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Funds; (3) information regarding the marketing strategy and distribution arrangements for the Funds; and (4) information regarding the personnel and other resources devoted by Saturna to managing the Funds.

The Trustees considered the investment management services to be provided by Saturna to the Funds, including investment research, portfolio management, and trading, and Saturna's commitment to compliance with all relevant legal requirements. The Trustees also observed that Saturna was engaged primarily in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of financial services.

Because the Funds had not yet begun operations, the Trustees were not able to review the Funds' investment performance.

The Trustees considered the qualifications of the personnel who would provide investment management services to the Funds, in light of their investment objectives and disciplines. Among other things, the Trustees considered the size and experience of Saturna's investment management staff and Saturna's investment methodology and philosophy. The Trustees noted the recent addition of a portfolio manager with substantial experience in managing portfolios with investment strategies emphasizing sustainable investing. The Trustees determined that Saturna had the expertise and resources to manage the Funds effectively.

The Trustees considered the nature, quality, costs, and extent of compliance, administrative, and other services to be performed by Saturna and Saturna Brokerage Services, Inc. and the nature and extent of Saturna's supervision of third party service providers, including the Funds' custodian. The Trustees noted Saturna's experience, ability and commitment to quality service through performing internally such functions as shareholder servicing, administration, accounting, marketing, and distribution — in addition to providing investment management services.

The Trustees considered the projected expense levels of the Funds. They also considered the amount and nature of the fees to be paid by shareholders. The Trustees noted that they and Saturna had agreed to a management fee waiver and expense limitation agreement under which Saturna would waive all or a portion of its management fee and, if necessary, reimburse the other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of 0.99% for the Sustainable Equity Fund and 0.89% for the Sustainable Bond Fund. The Trustees noted the extent to which Saturna was incurring expenses that would otherwise be borne by each Fund in order to ensure that overall net expenses remained competitive.

Because the Funds had not yet begun operations, the Trustees were not able to consider the level of Saturna's profits in managing the Funds. The Trustees did consider Saturna's financial information and discussed the issue of profitability related to the management and administration of the Funds, as well as the reasonability of profitability with respect to each of the Funds as part of their evaluation of whether the advisory fees were reasonable in light of the nature, extent, and quality of services to be provided by Saturna.

The Trustees concluded that the fees paid by the Funds to Saturna were reasonable in light of the services provided, expense and fees, costs of services provided and profits to be realized, and the benefits to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to approve the Investment Advisory and Administration Agreements and other operating agreements between Saturna and/or Saturna Brokerage Services and each of the Funds.

May 31, 2015 Semi-Annual Report	21

Availability of Portfolio Information

(1) The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

22	May 31, 2015 Semi-Annual Report

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

May 31, 2015 Semi-Annual Report	23

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

SEMI-ANNUAL REPORT

MAY 31, 2015

Performance Summary:

Average Annual Returns as of June 30, 2015

	1 Year	3 Year	5 Year	10 Year	Expense Ratio[1]	30-Day Yield[2]
Idaho Tax-Exempt Fund	2.09%	2.17%	3.18%	3.44%	0.65%	1.52%
S&P Idaho Municipal Bond Index	4.71%	4.11%	5.37%	4.97%	n/a	n/a
"Muni Single State Intermediate" Category[3]	2.15%	1.96%	3.29%	3.40%	n/a	n/a
% Rank in category	47	33	58	55	n/a	n/a
Funds in category	212	200	188	175	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

1 By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

2 A Fund's 30-Day Yield is calculated by dividing the net investment income per share during the preceding 30 days by the net asset value per share on the last day of the period. The 30-Day Yield provides an estimate of a Fund's investment income rate, but may not equal the actual income distribution rate.

3 Source: Morningstar June 30, 2015. Morningstar, Inc. is an independent fund performance monitor. Rankings and category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Morningstar calculates total return by taking the change in a fund's NAV, assuming the reinvestment of all income and capital gains distributions (on the actual reinvestment date used by the fund) during the period, and then dividing by the initial NAV. Unless marked as load-adjusted total returns, Morningstar does not adjust total return for sales charges or for redemption fees. (Morningstar Return™, Morningstar Risk-Adjusted Ratings™, and the load-adjusted returns do incorporate those fees.) Total returns account for management, administrative, 12b-1 fees, and other costs automatically deducted from fund assets.

"% Rank in Category": This is the fund's total-return percentile rank for the specified time period relative to all funds in the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2	May 31, 2015 Semi-Annual Report

(graphic omitted)

Fellow Shareowners:

For the six months ended May 31, 2015, Idaho Tax- Exempt Fund returned 0.62%. For the 12 months ended May 31, 2015, the Fund returned 2.09%. At May 31, 2015, the net asset value per share was $5.47, down 4¢ per share for the semi-annual period. Since November 30, 2014, the Fund's net assets increased 5.4% to $17.6 million. The net expense ratio (annualized) remained steady at 0.62%.

Over the last six months, US Treasury yields and Idaho tax-exempt yields remained relatively stable. The Detroit bankruptcy, deteriorating credit quality in Puerto Rico, unfunded pension liabilities in many states, and the uneven impact of declining oil prices required investors to reassess issuer credit risk. As the era of ubiquitous municipal bond insurance continues to fade, issuer credit quality has returned to its rightful place as the primary metric for sound bond investments.

In 2015, Idaho continued extraordinarily sound fiscal decision-making. General fund revenues are projected to rise 5.3% to record a $144 million surplus. The year-end budget stabilization fund grew 20% to $166 Million. Local issuer tax revenues improved with rising property values, employment, and wages. State pension liabilities are 94% funded, a remarkable achievement on behalf of the state's retirees and taxpayers.

The Fund's dollar-weighted average maturity is close to its minimum at 5.18 years. The Fund holds older, higher yielding positions to maintain current yield rather than realizing taxable capital gains. The municipal yield curve remains historically steep, offering the Fund an opportunity to extend its dollar-weighted average maturity as rates normalize.

Looking ahead, investors everywhere hope economies and markets will eventually be free of central bank intervention. At that point, bond yields will reflect the new realities. Investors understand that the normalization of interest rates will require the insight to recognize when changes in bond prices reflect changes in fundamental forces, such as inflation, or just the dissolution of artificially depressed bond yields. We believe markets are now beginning the process of yield normalization. Rising debt burdens, misallocation of capital, bond yield distortions, inconsistent economic and employment growth, as well as falling velocity of money and soft inflation all raise doubts about continuing.

Normalization may include rising short-term rates. Credit premiums have already started to rise, and we expect them to continue to rise modestly. This normalization will continue as central bank easing is gradually withdrawn. However, China and Europe seem intent to continue these extreme monetary policies for the next year, making the normalization process that much more complex.

Improving US economic growth, job creation, and wages may lead to slightly higher yields. We expect the coming year to be like the last, with the Fund's current income augmenting or offsetting modest price declines. Idaho municipal bonds continue to offer real returns for risk-averse, income-oriented investors.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade, 100% Idaho issues that provide income exempt from federal income and alternative minimum taxes as well as Idaho state income tax. We invite you to review the advantages of the Idaho Tax-Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

May 31, 2015 Semi-Annual Report	3

Performance Summary

Average Annual Returns as of May 31, 2015
	1 Year	5 Year	10 Year	Expense Ratio[1]
Idaho Tax-Exempt Fund	2.09%	3.22%	3.51%	0.65%
S&P Idaho Municipal Bond Index	4.95%	5.39%	5.04%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2005 to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, which is a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,114 versus $16,353 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification		Top Ten Holdings
% of Total Net Assets		% of Total Net Assets
General Obligation	59.3%	University of Idaho Revenues 5.00% due 04/01/2032	2.9%
State Education	9.5%	Twin Falls Co. ID SCD #414 4.25% due 09/15/2028	2.8%
Real Estate	5.2%	Idaho State Building Authority Revenue 5.00% due 09/01/2032	2.5%
Water Supply	4.3%	Ada & Canyon Cos. ID JSD #3 Kuna 4.00% due 08/15/2022	2.5%
Transportation	4.2%	Madison Co. ID SCD #321 Rexburg 4.50% due 08/15/2024	2.5%
Medical/Hospitals	3.8%	Canyon Co. ID SCD #134 Middleton 4.00% due 09/15/2028	2.5%
Pollution Control	3.0%	Idaho Bond Bank Authority 4.00% due 09/15/2032	2.4%
Financial Services	3.0%	Boise State University ID Revenues 5.00% due 04/01/2034	2.4%
Other industries < 2%	2.6%	Pocatello ID Water Revenue 4.75% due 02/01/2026	2.2%
Cash and equivalents	5.1%	Payette Co. ID SCD #373 5.00% due 09/15/2024	2.1%

Weightings are shown as a percentage of total net assets.

4	May 31, 2015 Semi-Annual Report

Schedule of Investments

Tax-Exempt Municipal Bonds — 94.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank Authority[1]	4.00% due 09/15/2019	$90,000	$97,681	0.6%
Idaho State Bond Bank	4.00% due 09/15/2032	405,000	428,032	2.4%

		495,000	525,713	3.0%

General Obligation

Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2020	165,000	166,612	0.9%
Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2021	155,000	156,514	0.9%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	263,222	1.5%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	449,108	2.5%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	100,698	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	271,040	1.5%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	212,566	1.2%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	160,624	0.9%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	294,285	1.7%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	226,826	1.3%
Bonneville Co. ID SCD #91[1]	4.00% due 09/15/2026	50,000	54,186	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	296,229	1.7%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	254,868	1.4%
Canyon Co. ID SCD #131 Nampa	5.00% due 08/15/2023	105,000	106,026	0.6%
Canyon Co. ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	432,944	2.5%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	308,737	1.8%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	365,046	2.1%
Cassia, Oneida, Twin Falls JSCD #151	3.375% due 09/15/2034	160,000	152,437	0.9%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	215,164	1.2%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	138,389	0.8%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	107,617	0.6%
Jerome, Lincoln & Gooding Cos. JSD #261	3.75% due 09/15/2018	125,000	128,451	0.7%
Jerome, Lincoln & Gooding Cos. JSD #261	5.00% due 09/15/2022	250,000	259,348	1.5%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	182,308	1.0%
Kootenai Co. ID SCD #273	4.00% due 08/15/2031	265,000	282,127	1.6%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,294	1.3%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	112,715	0.6%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	223,212	1.3%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	200,171	1.1%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	436,785	2.5%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	266,332	1.5%
Minidoka & Jerome Cos. ID JSD #331[1]	4.50% due 08/15/2018	75,000	78,564	0.5%
Minidoka & Jerome Cos. ID JSD #331[1]	4.50% due 08/15/2020	75,000	78,564	0.5%
Minidoka & Jerome Cos. ID JSD #331	4.375% due 08/15/2024	225,000	235,917	1.3%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	168,003	1.0%
Nampa ID Series B	5.00% due 08/01/2020	200,000	201,574	1.1%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	369,341	2.1%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	370,958	2.1%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	110,740	0.6%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	185,247	1.1%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	322,866	1.8%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	107,126	0.6%
Twin Falls Co. ID SCD #414	4.25% due 09/15/2028	445,000	501,862	2.8%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2022	135,000	141,534	0.8%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2024	290,000	304,036	1.7%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	220,418	1.3%

		9,760,000	10,442,631	59.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	5

Schedule of Investments

Tax-Exempt Municipal Bonds — 94.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals

Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	$200,000	$232,384	1.3%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	134,601	0.8%
Idaho Health Facility Trinity Health Group	3.25% due 12/01/2028	300,000	294,843	1.7%

		615,000	661,828	3.8%

Municipal Leases

Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	157,607	0.9%

		150,000	157,607	0.9%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	108,887	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,240	0.8%
Idaho Bond Bank Authority[1]	4.125% due 09/15/2023	75,000	79,633	0.4%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	213,612	1.2%

		510,000	537,372	3.0%

Power Generation

Idaho Falls ID Electric Revenue[1]	6.75% due 04/01/2019	50,000	52,325	0.3%

		50,000	52,325	0.3%

Real Estate

Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	226,280	1.3%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	450,340	2.5%
Post Falls ID LID SPA	5.00% due 05/01/2021	240,000	240,091	1.4%

		840,000	916,711	5.2%

State Education

Boise State University ID Revenues	4.50% due 04/01/2027	250,000	267,552	1.5%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	426,295	2.4%
Idaho State University Revenues	4.625% due 04/01/2024	220,000	220,343	1.3%
University of Idaho Revenues	5.00% due 04/01/2032	455,000	510,192	2.9%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	256,244	1.4%

		1,535,000	1,680,626	9.5%

Transportation

Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	198,589	1.1%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	272,153	1.6%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	209,640	1.2%
Idaho Housing & Finance Association[1]	5.00% due 07/15/2027	50,000	56,091	0.3%

		710,000	736,473	4.2%

Urban Renewal

Boise City ID Urban Renewal Agency Lease Revenue	5.00% due 08/15/2020	160,000	161,456	0.9%
Boise City ID Urban Renewal Agency Lease Revenue[1]	5.00% due 08/15/2021	90,000	90,590	0.5%

		250,000	252,046	1.4%

Continued on next page.
6	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments

Tax-Exempt Municipal Bonds — 94.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	$155,000	$167,243	0.9%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	105,914	0.6%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	107,796	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	378,987	2.2%

		705,000	759,940	4.3%

Total investments	(Cost = $16,220,064)	$15,620,000	16,723,272	94.9%
Other assets (net of liabilities)			896,733	5.1%
Total net assets			$17,620,005	100.0%
[1] Indicates an odd lot. See note regarding odd lot securities.

Bond Quality Diversification

Rated "Aaa"	28.2%	█
Rated "Aa1"	13.8%	█
Rated "Aa2"	7.7%	█
Rated "Aa3"	18.0%	█
Rated "A1"	11.2%	█
Rated "A2"	6.5%	█
Rated "A3"	0.6%	█
Not rated	8.9%	█
Cash and equivalents	5.1%	█

Based on total net assets as of May 31, 2015.

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	7

Statement of Assets and Liabilities

As of May 31, 2015

Assets
Investments in securities, at value (Cost $16,220,064)	$16,723,272
Cash	775,834
Interest receivable	173,118
Receivable for Fund shares sold	11,601
Insurance reserve premium	801
Total assets	17,684,626
Liabilities
Payable for Fund shares redeemed	40,177
Accrued expenses	10,219
Payable to affiliates	7,919
Distributions payable	6,306
Total liabilities	64,621
Net assets	$17,620,005

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$17,094,218
Undistributed tax free income	6,041
Accumulated net realized gain	16,538
Unrealized net appreciation on investments	503,208
Net assets applicable to Fund shares outstanding	$17,620,005

Fund shares outstanding	3,221,475

Net asset value, offering and redemption price per share	$5.47

Statement of Operations

Period ended May 31, 2015

Investment income
Interest income	$288,203
Gross investment income	288,203
Expenses
Investment adviser fees	42,984
Audit fees	3,818
Chief Compliance Officer expenses	2,049
Trustee fees	1,485
Filing and registration fees	1,390
Shareowner servicing	1,168
Other expenses	900
Printing and postage	744
Custodian fees	406
Legal fees	281
Retirement plan custodial fees	71
Total gross expenses	55,296
Less shareowner servicing fees waived	(1,168)
Less custodian fee credits	(406)
Net expenses	53,722
Net investment income	$234,481

Net realized gain from investments	$16,538
Net decrease in unrealized appreciation on investments	(161,537)
Net loss on investments	$(144,999)

Net increase in net assets resulting from operations	$89,482

8	May 31, 2015 Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Period ended May 31, 2015	Year ended November 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$234,481	$459,080
Net realized gain on investments	16,538	8,953
Net increase (decrease) in unrealized appreciation	(161,537)	465,348
Net increase in net assets	89,482	933,381
Distributions to shareowners from
Net investment income	(232,003)	(459,139)
Capital gains distributions	-	(9,954)
Total distributions	(232,003)	(469,093)
Capital share transactions
Proceeds from sales of shares	1,522,467	2,484,759
Value of shares issued in reinvestment of dividends	192,475	383,208
Cost of shares redeemed	(673,040)	(2,103,538)
Net increase in net assets	1,041,902	764,429
Total increase in net assets	899,381	1,228,717

Net assets
Beginning of period	16,720,624	15,491,907
End of period	17,620,005	16,720,624

Undistributed tax-free income	$6,041	$3,563

Shares of the Fund sold and redeemed
Number of shares sold	275,585	454,324
Number of shares issued in reinvestment of dividends	34,852	70,175
Number of shares redeemed	(121,587)	(384,645)
Net increase in number of shares outstanding	188,850	139,854

Financial Highlights	Period ended	For Year Ended November 30,
Selected data per share of outstanding capital stock throughout each period:	May 31, 2015	2014	2013	2012	2011	2010
Net asset value at beginning of period	$5.51	$5.36	$5.68	$5.51	$5.43	$5.43
Income from investment operations
Net investment income	0.07	0.16	0.16	0.16	0.18	0.17
Net gains (losses) on securities (both realized & unrealized)	(0.04)	0.15	(0.31)	0.18	0.08	-
Total from investment operations	0.03	0.31	(0.15)	0.34	0.26	0.17
Less distributions
Dividends (from net investment income)	(0.07)	(0.16)	(0.16)	(0.16)	(0.18)	(0.17)
Distributions (from capital gains)	-	0.00[1]	(0.01)	(0.01)	0.00[1]	0.00[1]
Total distributions	(0.07)	(0.16)	(0.17)	(0.17)	(0.18)	(0.17)
Paid-in capital from early redemption fees	n/a	-	-	-	0.00[1]	0.00[1]

Net asset value at end of period	$5.47	$5.51	$5.36	$5.68	$5.51	$5.43

Total return	0.62%[2]	5.83%	(2.70)%	6.33%	4.91%	3.26%

Ratios / supplemental data
Net assets ($000), end of period	$17,620	$16,721	$15,492	$16,516	$16,117	$15,230
Ratio of expenses to average net assets
Before shareowner servicing fee waiver and custodian fee credits	0.64%[3]	0.65%	0.66%	0.62%	0.62%	0.74%
After shareowner servicing fee waiver	0.63%[3]	0.63%	0.64%	n/a	n/a	n/a
After shareowner servicing fee waiver and custodian fee credits	0.62%[3]	0.63%	0.64%	0.62%	0.61%	0.73%
Ratio of net investment income after fee waiver and custodian credits to average net assets	2.73%[3]	2.85%	2.88%	2.89%	3.27%	3.23%
Portfolio turnover rate	2%	5%	9%	12%	4%	2%
[1]Amount is less than $0.01 [2] Not Annualized [3] Annualized

The accompanying notes are an integral part of these financial statements.	May 31, 2015 Semi-Annual Report	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. Eight portfolios have been created to date in addition to Idaho Tax-Exempt Fund (the "Fund"). The other eight portfolios are distributed through separate prospectuses and the results of those funds are contained in separate reports.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

Note 2 — Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used as of May 31, 2015, in valuing the Fund's investments carried at value.

10	May 31, 2015 Semi-Annual Report

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Municipal Bonds
Financial Services	$-	$428,032	$97,681	$525,713
General Obligation	-	10,231,317	211,314	10,442,631
Medical/Hospitals	-	661,828	-	661,828
Municipal Leases	-	157,607	-	157,607
Pollution Control	-	457,739	79,633	537,372
Power Generation	-	-	52,325	52,325
Real Estate	-	916,711	-	916,711
State Education	-	1,680,626	-	1,680,626
Transportation	-	680,382	56,091	736,473
Urban Renewal	-	161,456	90,590	252,046
Water Supply	-	759,940	-	759,940
Total Assets	$-	$16,135,638	$587,634	$16,723,272

Level 3 Roll-Forward Municipal Securities
Beginning balance	$691,909
Total unrealized losses	(16,520)
Total realized gain	2,715
Purchases	-
Sales	(65,470)
Maturity/Call	(25,000)
Transfers into and/or out of level 3	-
Ending balance	587,634

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	-0.750%
10,000-24,999	-0.625%
25,000-49,999	-0.500%
50,000-74,999	-0.375%
75,000-99,999	-0.250%
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Derivative instruments and hedging activities:

The Fund has adopted the financial reporting rules and regulations that require enhanced disclosure which enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal period ended May 31, 2015, the Fund did not hold any derivative instruments.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-free income dividends, and the requirements of the Idaho Department of Revenue for income dividends free of Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 — 2014), or expected to be taken in the Fund's 2015 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

May 31, 2015 Semi-Annual Report	11

Notes To Financial Statements (continued)

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Note 4 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2015, the Fund incurred advisory fee expenses of $42,984. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as shareowner servicing agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2015. Saturna Capital has voluntarily elected to waive the shareowner servicing fee for an indefinite period, which may cease at Saturna Capital's election, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $1,168.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2015, the Fund incurred retirement plan custodial fees of $71.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal period ended May 31, 2015, the Trust incurred compensation expenses of $15,000 which is included in $21,530 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $1,485 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended May 31, 2015, the Fund paid $2,049 in compensation for such services.

On May 31, 2015, the trustees, officers, and their immediate families as a group directly or indirectly owned 10.65% of the outstanding shares of the Fund.

Note 5 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2015, and the fiscal year ended November 30, 2014, were as follows:

	May 31, 2015	November 30, 2014
Tax-exempt income	$232,003	$459,139
Capital gain[1]	-	9,954

1Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

Note 6 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2015 were as follows:

Cost of investments	$16,220,064
Gross unrealized appreciation	589,769
Gross unrealized depreciation	(86,561)
Net unrealized appreciation	503,208

As of November 30, 2014, the components of distributable earnings on a tax bases were as follows:

Undistributed tax exempt income	$3,563
Tax accumulated earnings	3,563
Unrealized appreciation	664,745
Total accumulated earnings	668,308

Note 7 — Investments

During the fiscal period ended May 31, 2015, the Fund purchased $1,179,707 of securities and sold/matured $290,129 of securities.

Note 8 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal period ended May 31, 2015, amounted to $406.

Note 9 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12	May 31, 2015 Semi-Annual Report

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2014, to May 31, 2015).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2014]	Ending Account Value [May 31, 2015]	Expenses Paid During Period[1]
Actual	$1,000.00	$1,006.20	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.15

1 Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 1.38% (based on the most recent semi-annual period of December 1, 2014 through May 31, 2015) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

May 31, 2015 Semi-Annual Report	13

Except for this legend, this page has been intentionally left blank.

14	May 31, 2015 Semi-Annual Report

Availability of Portfolio Information

(1) The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.idahotaxexemptfund.com.

(3) The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4) The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

May 31, 2015 Semi-Annual Report	15

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762 Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet websites at www.sextantfunds.com, www.saturnasustainable.com, and www.idahotaxexemptfund.com. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 24, 2015, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer and Chief Compliance Officer) reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By
/s/ Nicholas Kaiser
President
August 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser
President
August 4, 2015

By:

/s/ Christopher Fankhauser
Treasurer; Chief Compliance Officer
August 4, 2015